As filed with the Securities and Exchange Commission on April 30, 1998

                                             Registration No. 2-68061
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            -----------------------

                                    FORM S-6

                       Post-Effective Amendment No. 25 to
                          Registration Statement Under
                           THE SECURITIES ACT OF 1933
                             ----------------------

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U
                             (Exact name of trust)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                              (Name of depositor)

                               JOHN HANCOCK PLACE
                          BOSTON, MASSACHUSETTS 02117
         (Complete address of depositor's principal executive offices)
                              --------------------

                            RONALD J. BOCAGE, ESQ.
                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                       JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)
                              --------------------

                                    Copy to:
                              GARY O. COHEN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                            Washington, D.C.  20036
                              --------------------

It is proposed that this filing become effective(check appropriate box)

 [ ]immediately upon filing pursuant to paragraph (b) of Rule 485
 ---

 [X]on May 1, 1998 pursuant to paragraph (b) of Rule 485
 ---
 [ ]60 days after filing pursuant to paragraph (a)(1) of Rule 485
 ---
 [ ]on (date) pursuant to paragraph (a)(1) of Rule 485
 ---

If appropriate check the following box

 [ ]this post-effective amendment designates a new effective date for a
 ---
previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities being offered and filed its Notice for fiscal year 1997 pursuant to Rule 24f-2 on February 26, 1998.

[LOGO OF JOHN HANCOCK APPEARS HERE]

                        Variable Life Insurance Company
                                                    (JHVLICO)

   ANNUAL PREMIUM VARIABLE LIFE INSURANCE POLICIES JOHN HANCOCK VARIABLE LIFE
                                   ACCOUNT U

                 John Hancock Place Boston, Massachusetts 02117

                         JOHN HANCOCK SERVICING OFFICE:
                    P.O. Box 111 Boston, Massachusetts 02117

          TELEPHONE 1-800-REAL LIFE (1-800-732-5543) FAX 617-572-5410


                           PROSPECTUS MAY 1, 1998

  The annual premium variable life Policies described in this prospectus can be funded, at the discretion of the Owner, by one or more of seven subaccounts of John Hancock Variable Life Account U ("Account"). The assets of each subaccount will be invested in a corresponding Portfolio of John Hancock Variable Series Trust I ("Fund"), a mutual fund advised by John Hancock Mutual Life Insurance Company ("John Hancock").

  The prospectus for the Fund, which is attached to this Prospectus, describes the investment objectives, policies and risks of investing in a number of Portfolios of the Fund. Of these Portfolios, only the Growth & Income Portfolio, Sovereign Bond Portfolio, Money Market Portfolio, Large Cap Growth Portfolio, Managed Portfolio, Real Estate Equity Portfolio and International Equities Portfolio and their corresponding subaccounts are available to Owners of the Policies described in this Prospectus.

  Replacing existing insurance with a Policy described in this prospectus may not be to your advantage.

  THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. IT IS NOT
          VALID UNLESS ATTACHED TO A CURRENT PROSPECTUS FOR THE FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             CROSS-REFERENCE TABLE



Form N-8B-2 Item                 Caption in Prospectus
----------------                 ---------------------
1, 2                             Cover, The Account and The Series
                                 Fund, JHVLICO and John Hancock

3                                Inapplicable

4                                Cover, Distribution of Policies

5,6                              The Account and The Series Fund, State
                                 Regulation

7, 8, 9                          Inapplicable

10(a),(b),(c),(d),(e)            Principal Policy Provisions

10(f)                            Voting Privileges

10(g),(h)                        Changes in Applicable Laws--Funding  and otherwise

10(i)                            Appendix--Other Policy
                                 Provisions, The Account and
                                 The Series Fund

11, 12                           Summary of Policies, The Account and
                                 The SeriesFund, Distribution of Policies

13                               Charges and Expenses,
                                 Appendix--Illustration of Death
                                 Benefits, Cash Values
                                 and Accumulated Premiums

14, 15                           Summary of Policies, Premiums

16                               The Account and The Series Fund

17                               Summary of Policies, Principal
                                 Policy Provisions

18                               The Account and The Series Fund,
                                 Tax Considerations

19                               Reports

20                               Changes in Applicable Law--Funding and
                                 Otherwise

21                               Principal Policy Provisions

22                               Principal Policy Provisions

23                               Distribution of Policies

24                               Not Applicable

25                               JHVLICO and John Hancock

26                               Not Applicable

27,28,29,30                      JHVLICO and John Hancock, Management

31,32,33,34                      Not Applicable

35                               JHVLICO and John Hancock

37                               Not Applicable

38,39,40,41(a)                   Distribution of Policies,
                                 JHVLICO and John Hancock,
                                 Charges and Expenses

42, 43                           Not Applicable

44                               The Account and The Series Fund,
                                 Principal Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits,Cash Values
                                 and Accumulated Premiums

45                               Not Applicable

46                               The Account and The Series Fund,
                                 Principal Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Surrender Values
                                 and Accumulated Values

47, 48, 49, 50                   Not Applicable

51                               Principal Policy Provisions,
                                 Appendix--Other Policy
                                 Provisions

52                               The Account and The Series Fund,
                                 Changes in Applicable Law--Funding and
                                 Otherwise

53,54,55                         Not Applicable

56,57,58                         Not Applicable

59                               Financial Statements

                               TABLE OF CONTENTS



                                                                         Page
SUMMARY OF POLICIES . . . . . . . . . . . . . . . . . . . . . . . . .      1
JHVLICO AND JOHN HANCOCK  . . . . . . . . . . . . . . . . . . . . . .      5
THE ACCOUNT AND THE SERIES FUND . . . . . . . . . . . . . . . . . . .      5
  The Account . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
  The Series Fund . . . . . . . . . . . . . . . . . . . . . . . . . .      6
PRINCIPAL POLICY PROVISIONS . . . . . . . . . . . . . . . . . . . . .      7
  Death Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . .      8
  Account Net Investment Rate (ANIR)  . . . . . . . . . . . . . . . .      9
  Annual Dividends  . . . . . . . . . . . . . . . . . . . . . . . . .     10
  Surrender Value . . . . . . . . . . . . . . . . . . . . . . . . . .     10
  Loan Provision and Indebtedness . . . . . . . . . . . . . . . . . .     11
  Premiums  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
  Investment Option . . . . . . . . . . . . . . . . . . . . . . . . .     13
  Transfer Option . . . . . . . . . . . . . . . . . . . . . . . . . .     13
  Default and Options on Lapse  . . . . . . . . . . . . . . . . . . .     13
  Exchange of Policy During First 24 Months . . . . . . . . . . . . .     14
CHARGES AND EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . .     15
  Charges Deducted from Premiums  . . . . . . . . . . . . . . . . . .     15
  Expenses Charged to Account . . . . . . . . . . . . . . . . . . . .     16
  Guarantee of Premiums and Certain Charges . . . . . . . . . . . . .     16
DISTRIBUTION OF POLICIES  . . . . . . . . . . . . . . . . . . . . . .     17
TAX CONSIDERATIONS  . . . . . . . . . . . . . . . . . . . . . . . . .     18
  Policy Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . .     18
  Charge for JHVLICO's Taxes  . . . . . . . . . . . . . . . . . . . .     18
  Corporate and H.R. 10 Plans . . . . . . . . . . . . . . . . . . . .     18
MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     19
THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO  . . . . . .     19
VOTING PRIVILEGES . . . . . . . . . . . . . . . . . . . . . . . . . .     19
CHANGES IN APPLICABLE LAW--FUNDING AND OTHERWISE  . . . . . . . . . .     20
REPORTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     20
STATE REGULATION  . . . . . . . . . . . . . . . . . . . . . . . . . .     21
LEGAL MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . .     21
REGISTRATION STATEMENT  . . . . . . . . . . . . . . . . . . . . . . .     21
EXPERTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     21
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . .     21
APPENDIX--OTHER POLICY PROVISIONS . . . . . . . . . . . . . . . . . .     53
APPENDIX--IMPACT OF YEAR 2000 . . . . . . . . . . . . . . . . . . . .
APPENDIX--ILLUSTRATION OF DEATH BENEFITS, CASH VALUES AND ACCUMULATED
 PREMIUMS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     56




THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

    THE PURPOSE OF THE POLICIES IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED IN THE POLICY.

    NO CLAIM IS MADE THAT THE POLICIES ARE IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.
-------------------------------------------------------------------------------




                              SUMMARY OF POLICIES

WHAT ARE THE VARIABLE LIFE INSURANCE POLICIES BEING OFFERED?

  JHVLICO issues variable life insurance policies. The Policies described in this prospectus are fixed annual premium policies. JHVLICO also issues scheduled annual premium policies that provide for additional premium flexibilities. These other policies are offered by means of another prospectus, but use the same underlying Fund.

  As explained below, the death benefit under the Policies increases or decreases monthly; the cash value increases or decreases daily. The Policies, therefore, differ from ordinary fixed-benefit life insurance in the way they work. However, the Policies are the same as ordinary fixed-benefit life insurance in providing lifetime protection against economic loss resulting from the death of the person insured. So, the Policies are primarily insurance and not investments.

  The Policies work generally as follows: A fixed premium is made to JHVLICO each year. JHVLICO takes from the premium an amount for expenses. JHVLICO then places the rest of the premium into one or more of the seven subaccounts of the Account that are currently available under the Policies. The owner of the Policy (the "Owner") decides how much goes into each subaccount. The assets in each subaccount, other than assets attributable to policy loans, are invested in shares of the corresponding Portfolio of the Fund. The seven Portfolios currently available are Growth & Income Portfolio, Sovereign Bond Portfolio, Money Market Portfolio, Large Cap Growth Portfolio, Managed Portfolio, Real Estate Equity Portfolio and International Equities Portfolio. During the year JHVLICO takes certain charges from each subaccount and credits or charges each subaccount with its respective investment performance. Costs of insurance, which are deducted from each Policy's cash value, vary monthly with the attained age of the insured and with the Variable Sum Insured.

  The death benefit increases or decreases monthly depending on the investment experience of the subaccounts to which premiums are allocated. In general, if the net investment experience is more favorable than4 1/2% per year, the death benefit will increase, and, if less than4 1/2% per year, the death benefit will decrease. However, JHVLICO guarantees that, regardless of the investment experience, the death benefit will never be less than the amount originally purchased. (This is called the Guaranteed Minimum Death Benefit.) The Owner, therefore, bears the investment risk for the amount above the Guaranteed Minimum Death Benefit, and JHVLICO bears the investment risk for the Guaranteed Minimum Death Benefit.

  The Owner may surrender a Policy for its cash value (the "Policy Cash Value") at any time while the insured is living. The Policy Cash Value is initially the amount of the premium that JHVLICO places in the Account, as explained above. The Policy Cash Value increases or decreases daily depending on the investment experience. However, JHVLICO does not guarantee a minimum amount of Policy Cash Value. Therefore, the Owner bears the investment risk for the Policy Cash Value. If the Owner surrenders in the early policy years, the amount of Policy Cash Value would be low (as compared with the premiums accumulated with interest), and, consequently, the insurance protection provided prior to surrender would be costly.

  This Prospectus describes three types of Policies being offered by JHVLICO: a Variable Whole Life Policy, a Variable Whole Life P 50 Policy and a Variable Whole Life 100 Policy. The minimum death benefit that may be bought is $25,000 for the Whole Life Policy, $50,000 for the Whole Life P 50 Policy and $100,000 for the Whole Life 100 Policy. For the Whole Life Policy and the Whole Life P 50 Policy, all persons insured must meet certain health and other criteria called "underwriting standards." All persons insured under the Whole Life 100 Policy must meet "preferred risk" and non-smoking underwriting standards. All Policies may be issued on insureds between ages of 0 and 75. Discounts are available to insureds meeting non-smoking underwriting criteria.

WHAT IS THE AMOUNT OF THE PREMIUMS?

  Premiums are fixed and level and do not vary with the Account's investment experience. The amount of the premium depends on the type of Policy, the Policy's Initial Sum Insured, the insured's age, sex and smoking habits, and the frequency of premium payments. Premiums are payable annually or more frequently over the insured's lifetime. Additional premiums are charged for Policies in cases involving extra mortality risks and for additional insurance benefits. There is a 31-day grace period in which to make premium payments due after the first. (See "Premiums".)

WHAT IS JOHN HANCOCK VARIABLE LIFE ACCOUNT U?

  The Account is a separate investment account of JHVLICO, operated as a unit investment trust, which supports benefits payable under certain of its variable life insurance policies. There are currently eighteen subaccounts within the Account, but only seven of those subaccounts are currently available to the Policies described in this Prospectus. Each is invested in a corresponding Portfolio of John Hancock Variable Series Trust I, a "series" type of mutual fund. The seven Portfolios of the Fund which are currently available under the Policies are Growth & Income Portfolio, Sovereign Bond Portfolio, Money Market Portfolio, Large Cap Growth Portfolio, Managed Portfolio, Real Estate Equity Portfolio and International Equities Portfolio.

  The Fund pays John Hancock a fee for providing investment management services to each of its Portfolios. The Fund also pays for certain non-advisory Fund expenses. The figures in the following chart are expressed as a percentage of each Portfolio's average daily net assets. The figures reflect the investment management fees currently payable and the 1996 non-advisory expenses that would have been allocated to the Fund under the allocation rules currently in effect.



                                         Other    Total Fund     Other Fund
                          Investment      Fund    Operating    Expenses Absent
rtfolio                 Management Fee  Expenses   Expenses    Reimbursement*
-------                 --------------  --------  ----------   ---------------
Managed . . . . . . .       0.33%        0.04%      0.37%            N/A
Growth & Income . . .       0.25%        0.03%      0.28%            N/A
Large Cap Growth  . .       0.39%        0.05%      0.44%            N/A
Real Estate Equity  .       0.60%        0.09%      0.69%            N/A
International Equities      0.18%        0.19%      0.37%            N/A
Sovereign Bond  . . .       0.25%        0.06%      0.31%            N/A
Money Market  . . . .       0.25%        0.08%      0.33%            N/A





---------

*John Hancock reimburses a Portfolio when the Portfolio's other fund expenses exceed 0.25% of the Portfolio's average daily net assets.

  For a full description of the Fund, see the prospectus for the Fund attached to this Prospectus.

WHAT CHARGES ARE DEDUCTED FROM THE PREMIUM IN DETERMINING THE AMOUNT ALLOCATED TO THE SUBACCOUNTS?

  A modal net premium is allocated by JHVLICO from its general account to one or more of the subaccounts on the premium due date. The modal net premium for each Policy year is the actuarial equivalent, for the premium payment interval in effect, of the basic annual premium for a standard or preferred mortality risk payable for such year, less the charges deducted for sales loads, state premium taxes, annual administrative expenses, contributions for dividends and risk charge ("modal net premium"). An additional deduction for administrative expenses in connection with the issuance of a Policy is made in the first Policy year. Additional premiums are charged for Policies where the insured is classified as a substandard mortality risk and a portion of these premiums may be allocated to the subaccounts from time to time to support the reserves for extra mortality risks. The additional premiums for extra mortality risks are determined such that the Policy Cash Value for a substandard risk policy is the same as for a comparable standard risk policy.

  The charges deducted from premiums are for administrative expenses ($50 in each Policy year plus a one-time charge the first Policy year of as much as $13 per $1,000 of initial guaranteed minimum death benefit), sales expenses (which during the first two Policy years shall not exceed 30% of the basic annual premium paid during the first Policy year plus 10% of the basic annual premium paid for the second Policy year and which, including sales expenses in the third and later Policy years, average up to 9% over 20 years), state premium taxes(2 1/2% of the basic annual premium), the risk that the death benefit payable will be the guaranteed minimum death benefit rather than a lesser amount (approximately 3% of the basic annual premium) and for dividends (approximately 5-9% of the basic annual premium). See "Charges Deducted from Premiums".

WHAT ARE THE OTHER CHARGES?

  Charges are made against each subaccount for the mortality and expense risks assumed by JHVLICO (at an effective annual rate of .50% of the assets of the subaccount). The Policy Cash Value is charged monthly for the cost of insurance for the insured (at varying levels). See "Expenses Charged to Account".

HOW ARE AMOUNTS ALLOCATED TO EACH SUBACCOUNT?

  At issue and subsequently thereafter the Owner will have the option of deciding what percentage or amount of the reserves held for the Policy will be invested in the seven subaccounts. (See "Investment Option" and "Transfer Option".)

ARE DIVIDENDS PAID ON THE POLICIES?

  Beginning two or three years after issue, depending on the form of Policy purchased, JHVLICO expects to pay dividends on each policy anniversary. (See "Annual Dividends".)

WHAT COMMISSIONS ARE PAID TO AGENTS?

  The Policies are sold through agents who are licensed by state authorities to sell JHVLICO's insurance policies. Agent's commissions for the first Policy year do not exceed a maximum of 55% of the premiums paid. Commissions payable for later years are described under "Distribution of Policies". Sales expenses in any year are not equal to the deduction for sales load in that year. Rather, total sales expenses under the Policies are intended to be recovered over the lifetimes of the insureds covered by the Policies.

HOW DOES THE DEATH BENEFIT VARY IN RELATION TO THE SUBACCOUNTS' INVESTMENT EXPERIENCE?

  The Death Benefit during the first policy month is equal to the Initial Sum Insured shown on the Policy at issue and thereafter will vary monthly depending on the subaccounts' rates of return after charges against the subaccounts' (the "Account Net Investment Rate"). In general, if the Account Net Investment Rate on an annual basis is greater than4 1/2% the Death Benefit will increase and if less than4 1/2% the Death Benefit will decrease (but never less than the Guaranteed Minimum Death Benefit.) (See "Death Benefit".)

HOW DOES THE POLICY CASH VALUE VARY IN RELATION TO THE SUBACCOUNTS' INVESTMENT EXPERIENCE?

  In general, the Policy Cash Value for any day equals the Policy Cash Value for the previous day, increased by any modal net premium placed in the subaccounts for the Policy and decreased by any charge for the cost of insurance for the insured, accumulated at the subaccounts' rates of return after charges against the subaccounts. The Policy Cash Value for substandard risk policies is the same as for comparable standard risk policies. (See "Surrender Value".)

WHAT IS THE LOAN PROVISION AND HOW DOES A LOAN AFFECT THE DEATH BENEFIT AND POLICY CASH VALUE?

  The Owner may obtain a Policy loan of up to 90% of the Policy Cash Value. Interest charged on any loan will accrue and compound daily either at an annual rate determined by JHVLICO at the start of each Policy Year (Variable Loan Interest Rate) or, at the election of the Owner or in jurisdictions where a Variable Loan Interest Rate is not available, at an effective annual rate of 8%. A loan plus accrued interest may be repaid at the discretion of the Owner in whole or in part in accordance with the terms of the Policy.

  While a loan is outstanding, the portion of the Policy Cash Value equal to the loan plus accrued interest is credited with the Policy Loan Rate (the Fixed or Variable Loan Interest Rate less an amount not exceeding 2%, assuming no taxes) rather than the subaccounts' net investment experience during such period. Therefore, the Death Benefit above the Guaranteed Minimum Death Benefit and the Policy Cash Value are permanently affected by any loan, whether or not it is repaid in whole or in part. Also, the amount of any outstanding loan plus accrued interest is subtracted from the Death Benefit or Policy Cash Value otherwise payable. (See "Loan Provision and Indebtedness".)

IS THERE A SHORT-TERM CANCELLATION RIGHT?

  The Owner may surrender this Policy by delivering or mailing it within 45 days after the date of Part A of the application, or within 10 days after receipt of the Policy by the Owner, or within 10 days after mailing by JHVLICO of the Notice of Withdrawal Right, whichever is latest, to JHVLICO at Boston, Massachusetts, or to the agent or agency office through which it was delivered. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Any premium paid on it will be refunded.

CAN A POLICY BE EXCHANGED FOR A FIXED BENEFIT LIFE INSURANCE POLICY?

  Within twenty four months after a Policy's issue date, the Policy may be exchanged without evidence of insurability for a fixed benefit policy on the life of the Insured having the same face amount as the Initial Sum Insured of the Policy. (See "Exchange of Policy During First 24 Months".)

ARE THE BENEFITS UNDER A POLICY SUBJECT TO FEDERAL INCOME TAX?

  There has been a determination by the Internal Revenue Service that death benefits payable under variable life insurance policies (which appear to be similar to those described in this Prospectus in all material respects) are excludable from the beneficiary's gross income for Federal tax purposes. It is also believed that an Owner will not be deemed to be in constructive receipt of the cash values of his or her Policy until its actual surrender. The benefits under Policies described in this Prospectus are expected to receive the same tax treatment under the Internal Revenue Code of 1986 as benefits under traditional fixed-benefit life insurance policies. (See "Tax Considerations".)

IS THERE A CHARGE AGAINST THE ACCOUNT FOR FEDERAL INCOME TAX?

  Currently no charge is made against any subaccount for Federal income taxes but if JHVLICO incurs, or expects to incur, income taxes attributable to any subaccount or this class of Policies in future years, it reserves the right to make a charge. JHVLICO expects that it will continue to be taxed as a life insurance company. (See "Charge for JHVLICO's Taxes".)

                            JHVLICO AND JOHN HANCOCK

  JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, is authorized to transact a life insurance and annuity business in Massachusetts and all other states. JHVLICO began selling variable life insurance policies in 1980.

  JHVLICO is a wholly-owned subsidiary of John Hancock, a company chartered in Massachusetts in 1862. Its Home Office is at John Hancock Place, Boston, Massachusetts 02117. John Hancock's assets are approximately $59 billion and it has invested over $380 million in JHVLICO in connection with JHVLICO's organization and operations. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable it to meet its reserve requirements and expenses in connection with its business and John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

                        THE ACCOUNT AND THE SERIES FUND

THE ACCOUNT

  The Account, a separate account established under Massachusetts law, meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

  The Account's assets are the property of JHVLICO. Each Policy provides that the portion of the Account's assets equal to the reserves and other liabilities under the Policy shall not be chargeable with liabilities arising out of any other business JHVLICO may conduct. In addition to the assets attributable to variable life policies, the Account's assets include assets derived from daily charges made by JHVLICO and, possibly, funds previously contributed by JHVLICO. From time to time these additional assets may be transferred in cash by JHVLICO to its general account. Before making any such transfer, JHVLICO will consider any possible adverse impact the transfer might have on any subaccount. Additional premiums are charged for Policies where the insured is classified as a substandard risk and a portion of these premiums may be allocated to one or more of the subaccounts from time to time to support the reserves for extra mortality risks.

  The Account is registered with the Securities and Exchange Commission (the "Commission") under the 1940 Act. Such registration does not involve the supervision by the Commission of the management or policies of the Account, JHVLICO or John Hancock.

  There currently are eighteen subaccounts in the Account, but only seven of those subaccounts are available to the Policies described in this Prospectus. The assets in each, apart from assets attributable to policy loans, are invested in a separate class of shares issued by the Fund, but the assets of one subaccount are not necessarily legally insulated from liabilities associated with another subaccount. New subaccounts may be added as new portfolios are added to the Fund and made available to Owners.

THE SERIES FUND

  The Fund is a "series" type of mutual fund registered with the Commission as an open-end diversified management investment company. Pursuant to an Agreement and Plan of Reorganization and with the approval of the Owners, the predecessor to the Fund, a Maryland corporation, was dissolved on April 29, 1988 and all of its assets, liabilities and operations were assumed and carried on by John Hancock Variable Series Trust I, a Massachusetts business trust organized for that purpose. The Fund serves as the investment medium for the Account and for other unit investment trust separate accounts established for other variable life insurance policies and for variable annuity contracts. (See the attached Fund prospectus for the description of a need to monitor for possible conflicts and other consequences.) A very brief summary of the investment objectives of the Portfolios available to the Account is set forth below.

 Growth & Income Portfolio

  The investment objective of this Portfolio is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. This objective will be pursued by investments principally in common stocks (and securities convertible into or with rights to purchase common stocks) of companies believed to offer growth potential over both the intermediate and the long term.

 Sovereign Bond Portfolio

  The investment objective of this Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk, through investment primarily in a diversified portfolio of freely marketable debt securities. Total rate of return consists of current income, including interest and discount accruals, and capital appreciation.

 Money Market Portfolio

  The investment objective of this Portfolio is to provide maximum current income consistent with capital preservation and liquidity. It seeks to achieve this objective by investing in a managed portfolio of high quality money market instruments.

 Large Cap Growth Portfolio

  The investment objective of this Portfolio is to achieve above-average capital appreciation through the ownership of common stocks (and securities convertible into or with rights to purchase common stocks) of companies believed to offer above-average capital appreciation opportunities. Current income is not an objective of the Portfolio.

 Managed Portfolio

  The investment objective of this Portfolio is to achieve maximum long-term total return consistent with prudent investment risk. Investments will be made in common stocks, convertibles and other equity investments, in bonds and other fixed income securities and in money market instruments.

 Real Estate Equity Portfolio

  The investment objective of this Portfolio is to provide above-average income and long-term growth of capital by investment principally in equity securities of companies in the real estate and related industries.
 International Equity Index Portfolio

  The investment objective of this Portfolio is to provide investment results that correspond to the total return of the major developed international (non-U.S.) equity markets, as represented by the MSCI AEFE GDP Index.

  John Hancock acts as the investment manager for the Fund. Its indirectly owned subsidiary, Independence Investment Associates, Inc., with its principal place of business at 53 State Street, Boston, MA 02109 provides sub-investment advice with respect to the Managed, Growth & Income, Large Cap Growth and Real Estate Equity Portfolios. Independence International Associates, Inc., a subsidiary of IIA located at the same address as IIA, is a sub-investment adviser to the International Equity Index Portfolio. Another indirectly owned subsidiary of John Hancock, John Hancock Advisers, Inc., located at 101 Huntington Avenue, Boston, MA 02199, provides sub-investment advice with respect to the Sovereign Bond Portfolio.

  John Hancock will purchase and redeem Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of the Fund represent an interest in one of the Portfolios of the Fund which corresponds to the subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in Fund shares at their net asset value as of the dates paid. Any such distribution will result in a reduction in the value of the Fund shares of the Portfolio from which the distribution was made. The total net asset value of the Account will not change because of such distribution, however.

  On each Valuation Date, shares of each Portfolio are purchased or redeemed by John Hancock for each subaccount based on, among other things, the amount of modal net premiums allocated to the subaccount, dividends and distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at the net asset value per Fund share for each Portfolio determined on that same Valuation Date.

  A full description of the Fund, its investment objectives, policies and restrictions, its charges, expenses and all other aspects of its operation is contained in the attached prospectus and the statement of additional information referred to therein, which should be read together with this Prospectus.

                          PRINCIPAL POLICY PROVISIONS

  The discussions which follow under "Death Benefit", "Surrender Value" and "Loan Provision and Indebtedness" assume that premiums have been duly paid and, in the case of Death Benefit and Surrender Value that there has been no Policy loan. Benefits and values are affected if premiums are not paid or if a Policy loan is made. For the effect of a default in payment of premiums, see "Default and Options on Lapse", and of a loan, see

"Loan Provision and Indebtedness". Determinations, applications, and payments may be deferred, see "Deferral of Determinations and Payments".

DEATH BENEFIT

  The Death Benefit will be an amount equal to the greater of the Initial Sum Insured and the Variable Sum Insured on the date of death of the insured. The Variable Sum Insured is an amount equal to the Initial Sum Insured at issue and thereafter is the amount of life insurance determined according to the Valuation Provisions of the Policy.

  Guaranteed Minimum Death Benefit. The Guaranteed Minimum Death Benefit is equal to the Initial Sum Insured on the date of issue of the Policy. JHVLICO guarantees that, regardless of what the Account earns, the Death Benefit will never be less than the Guaranteed Minimum Death Benefit.

  Changes in Death Benefit. After the first policy month, the Death Benefit is determined once each policy month on the Monthly Date. (The Monthly Date is the first day of a policy month which day immediately follows a date which is a Valuation Date.) The Death Benefit remains level during the policy month following the determination. The Owner bears the investment risk that the Death Benefit could decrease on any Monthly Date (but not below the Guaranteed Minimum Death Benefit) and forgoes any increase in Death Benefit from favorable investment results until the next Monthly Date.

  Changes in the Death Benefit for each policy month are computed by a formula, filed with the insurance supervisory officials of the jurisdiction in which the Policy has been delivered or issued for delivery. Under the formula the difference between the applicable Account Net Investment Rate (ANIR) for each Valuation Period and the Policy's assumed annual rate of4 1/2% is translated, on an actuarial basis, into a change in the Death Benefit.

  If the Death Benefit were equal to the Guaranteed Minimum Death Benefit for a policy month, it would increase above the Guaranteed Minimum Death Benefit on the next Monthly Date only if the applicable ANIR for the last policy month were sufficiently greater than a monthly rate equivalent to an annual rate of4 1/2% to result in such an increase. If the ANIR was equivalent to an annual rate of less than4 1/2% and the Death Benefit was greater than the Guaranteed Minimum Death Benefit, the Death Benefit would be reduced (but not below the Guaranteed Minimum Death Benefit). The percentage change in the Death Benefit is not the same as the Account Net Investment Rate.

  The changes in Death Benefit may be more readily understood by reference to the following examples.

  Using the Variable Whole Life P50 Policy (Age 25 Years Male--Smoker) illustrated in this Prospectus and the 6% hypothetical gross annual investment return assumption (equivalent to an ANIR of 4.85%), the Death Benefit shown at the end of Policy year 5 would increase to the amount shown at the end of Policy year 6, as follows:


Death Benefit at end of Policy year 5 .    $62,736
Increase in Death Benefit . . . . . . .    $   322 (.51% increase)
Death Benefit at end of Policy year 6 .    $63,058

  If, instead, the 0% hypothetical gross annual investment return assumption (equivalent to an ANIR of-1.09%) were used, the Death Benefit shown at the end of Policy year 5 would decrease to an amount at the end of Policy year 6 as follows:


Death Benefit at end of Policy year 5 .   $62,736
Decrease in Death Benefit  . . . . . .    $   298 (.48% decrease)
Death Benefit at end of Policy year 6 .   $62,438



  In the case of a Death Benefit which was equal to the Guaranteed Minimum Death Benefit because the Variable Sum Insured was less than the Guaranteed Minimum Death Benefit, such Death Benefit would increase on a Monthly Date only if the ANIR for the last policy month was sufficiently greater than an equivalent annual rate of4 1/2% to result in an increase sufficiently large to bring the Variable Sum Insured above the Guaranteed Minimum Death Benefit.

ACCOUNT NET INVESTMENT RATE (ANIR)

  The ANIR for each subaccount in which the Policy reserve is invested is determined separately for each Policy. The ANIR for a Valuation Period is determined as of the end of the Valuation Period as a weighted average of the Policy Loan Rate and the Account Equity Rate and reflects the Policy's indebtedness allocated to the subaccounts. In the absence of any indebtedness, the ANIR equals the Account Equity Rate. The ANIR may be positive or negative.

 Valuation Date

  A Valuation Date is any date on which the New York Stock Exchange is open for trading and on which the Fund values its shares.

 Valuation Period

  A Valuation Period is that period of time from the beginning of the day following a Valuation Date to the end of the next following Valuation Date.

 Values during Valuation Periods

  The values of the Fund shares in the Account will be determined as of the end of each Valuation Period and shall be the same for each day of the Valuation Period.

 Account Equity Rate

  For each subaccount the Account Equity Rate for a Valuation Period is determined as of the end of the Valuation Period and reflects the subaccount's accrued investment income (excluding accrued policy loan interest) and capital gains and losses, realized or unrealized, of the subaccount for the Valuation Period, and any applicable income taxes paid or change in any provision for taxes maintained in the subaccount during the Valuation Period, and a Valuation Period charge at an effective rate of .50% annually of the value of the subaccount at the beginning of the Valuation Period.

 Policy Loan Rate

  For each Policy the Policy Loan Rate for a Valuation Period is determined as of the end of the Valuation Period and reflects the Policy's accrued Policy loan interest for the Valuation Period, any applicable income taxes paid, or change in any provision for taxes maintained by the Account during the Valuation Period, and a Valuation Period charge at an effective rate of not more than 2% annually of the total indebtedness of the Policy at the beginning of the Valuation Period.

ANNUAL DIVIDENDS

  These Policies are participating policies which, except while in force as Fixed Extended Term Insurance, are entitled to the share, if any, of the divisible surplus which JHVLICO shall annually determine and apportion to them. Any share will be distributed as a dividend payable annually on the Policy anniversary beginning not later than the end of the second Policy year for the Variable Whole Life 100 Policy and not later than the end of the third Policy year for the Variable Whole Life Policy and Variable Whole Life P50 Policy.

  Dividends under participating policies may be described as refunds of premiums which adjust the cost of a policy to the actual level of cost emerging over time after the Policy's issue. Thus, participating policies generally have gross premiums which are higher than those for comparable non-participating policies. If a Policy is surrendered before dividends become payable, the Owner does not benefit from having a participating policy.

  Both Federal and state law recognize that dividends are considered to be a refund of a portion of the premium paid and therefore are not treated as income for Federal or state income tax purposes.

  Dividend illustrations published at the time of issue of a Policy reflect the actual recent experience of the issuing insurance company with respect to factors such as interest, mortality, and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends must be based on surplus, after setting aside certain necessary amounts, and that such surplus must be apportioned equitably among participating policies. In other words, in principle and by statute, dividends must be based on actual experience and cannot be guaranteed at issue of a Policy.

  Each year JHVLICO's actuary analyzes the current and recent past experience and compares it to the assumptions used in determining the premium rates at the time of issue. Some of the more important data studied includes mortality and withdrawal rates, investment yield in the general account, and actual expenses incurred in administering the Policies. Such data is then allocated to each dividend class, e.g., by year of issue, age, smoking habits and plan. The actuary then determines what dividends can be equitably apportioned to each Policy class and makes a recommendation to JHVLICO's Board of Directors. The Board of Directors, which has the ultimate authority to ascertain dividends, will vote the amount of surplus to be apportioned to each policy class, thereby authorizing the distribution of each year's dividend.

  Dividend Options. The Owner may in general elect to have any dividend paid or applied under any one of the following options: paid in cash; applied to premium payments; left to accumulate with interest of at least3 1/2% a year; purchase fixed paid-up insurance; purchase one year term insurance; or purchase variable paid-up insurance.

SURRENDER VALUE

  Amount of Policy Cash Value. The Policy Cash Value increases or decreases depending on the applicable subaccount's investment experience and the proportion of the Policy's reserve invested in each subaccount. The

Policy Cash Value for any day equals the Policy Cash Value for the previous day, increased by any modal net premium placed in the subaccounts and decreased by any charge for the cost of insurance for the insured, accumulated at the subaccounts' rates of return after charges against the subaccounts. A modal net premium is placed into the subaccounts on the Monthly Date if a premium is due in that Policy Month. The cost of insurance for the insured is deducted from the Account on every Monthly Date. No minimum amount of Policy Cash Value is guaranteed.

  Even though the premium is higher for a substandard mortality risk policy than for a comparable standard risk policy and the premium is lower if a non-smoker discount has been made available to an insured than in the case of a comparable standard risk policy, the premium is determined such that the Policy Cash Value in either instance is the same as the Policy Cash Value for a standard risk policy of the same age and sex, for the same Initial Sum Insured and having the same date of issue.

  When Policy may be Surrendered. A Policy may be surrendered for its surrender value at any time while the insured is living. Surrender takes effect and the surrender value is determined as of the end of the Valuation Period in which occurs the later of receipt of JHVLICO's Servicing Office of a signed request and the surrendered policy. The surrender value will be the Policy Cash Value plus any dividends and interest unpaid or unapplied, and the cash value of any insurance purchased under any dividend option with an adjustment to reflect the difference between the gross premium and the net premium for the period beyond the date of surrender, less any indebtedness.

  When Part of Policy may be Surrendered. A Policy may be partially surrendered in accordance with JHVLICO's rules. The Policy after the partial surrender must have an Initial Sum Insured at least as great as the minimum issue size for that type of Policy. The premium and the Guaranteed Minimum Death Benefit for the Policy will be based on the new Initial Sum Insured.

LOAN PROVISION AND INDEBTEDNESS

  Loan Provision. Loans may be made at any time a Loan Value is available after the first Policy year. The Owner may borrow money on completion of a form satisfactory to JHVLICO assigning the Policy as the only security for the loan. The Loan Value will be 90% of the total of the Policy Cash Value (assuming no dividends) and any cash value under the variable paid-up insurance dividend option, plus any cash value under the fixed paid up insurance dividend option. Interest accrues and is compounded daily at an effective annual rate equal to the then applicable Variable Loan Interest Rate. If the Owner elects the Fixed Loan Interest Rate or the Variable Loan Interest Rate is unavailable in the Owner's state, interest accrues and is compounded daily at an effective annual rate of 8%.

  The amount of any outstanding loan plus accrued interest is called the "indebtedness". Except when used to pay premiums, a loan will not be permitted unless it is at least $100. The Owner may repay all or a portion of any indebtedness while the insured is living and premiums are being duly paid. Any loan is charged against the subaccounts in proportion to the Policy Cash Value allocated to the subaccounts and, upon repayment, the repayment is allocated to the subaccounts in proportion to the outstanding indebtedness in each subaccount at such time.

  Loan Interest Rates. The Variable Loan Interest Rate is determined annually for a Policy by JHVLICO. The Fixed Loan Interest Rate is 8% for the life of the Policy. The Owner, at the time of issue, can elect which loan interest rate will apply to any Policy Loan. If permitted by the law of the state in which the Policy is issued, the Owner may change a prior choice of Loan Interest Rate. If at the time of such request there is outstanding indebtedness, the change will generally become effective on the next Policy anniversary.

  The Variable Loan Interest Rate determined annually for a Policy will apply to all indebtedness outstanding during the policy year following the date of determination. The rate will not exceed the higher of5 1/2% or the Published Monthly Average (as defined below) for the calendar month which is two months prior to the month in which the date of determination occurs. The Published Monthly Average means Moody's Corporate Bond Yield Average as published by Moody's Investors Service, Inc. or any successor thereto.

  Effect of Loan and Indebtedness. A loan does not affect the amount of the premiums due. While the indebtedness is outstanding, that portion of the indebtedness attributable to the Account is credited with the Policy Loan Rate rather than the Account Equity Rate. The Policy Loan Rate is either the Fixed or Variable Loan Interest Rate less an amount not exceeding 2%, assuming no taxes. Therefore, the Death Benefit above the Guaranteed Minimum Death Benefit, the Policy Cash Value and any insurance and cash value under the variable paid up dividend option are permanently affected by any indebtedness, whether or not it is repaid in whole or in part. The amount of any outstanding indebtedness is subtracted from the amount otherwise payable when the Policy proceeds become payable.

  Whenever the then outstanding indebtedness equals or exceeds the Policy Cash Value, plus any cash values under a dividend option providing paid-up insurance, the Policy terminates 31 days after notice has been mailed by JHVLICO to the Owner and any assignee of record at their last known addresses, unless a repayment of the excess indebtedness is made within that period.

PREMIUMS

  Payment Period and Frequency. Premiums are payable annually or more frequently over the insured's lifetime in accordance with JHVLICO's published rules and rates. Premiums are payable at JHVLICO's Servicing Office on or before the due date specified in the Policy. A refund or charge will be made to effect premium payment to the end of the policy month in which the insured dies.

  Level Premiums. The level premiums act as an averaging device to cover expenses which are highest in the early Policy years and the cost of insurance which increases with age. In the early Policy years premiums are higher than needed to pay death claims, while in the later years premiums are less than required to pay the death claims. Also, assets are allocated to JHVLICO's general account to accumulate as a reserve to cover the contingency that the insured will die at a time when the Guaranteed Minimum Death Benefit exceeds the death benefit which would have been payable in the absence of such guarantee.

  Illustration of Premium Rates. The tables below show premium rates on an annual and special monthly basis for each Policy of various Initial Sums Insured for various issue ages. Payments may also be made on a semiannual and quarterly basis. When payments are made on other than an annual basis, the aggregate premium amounts for a Policy year are higher, reflecting higher surrender experience and additional billing and collection expenses.

                   PREMIUMS FOR $1,000 OF INITIAL SUM INSURED


                                                          % Excess of Total
                                                           Special Monthly
                                                         Premiums for Policy
                                           Special            Year Over
            Initial     Annual Basis    Monthly Basis      Annual Premiums
Issue         Sum     ---------------   --------------  --------------------
Age         Insured    Male    Female    Male   Female     Male       Female
-----       -------    ----    ------    ----   ------     ----       ------
VARIABLE WHOLE LIFE (STANDARD MORTALITY RATE)
                                        $1.15   $1.08      6.0%        6.1%
25 . . .   $ 25,000   $13.02   $12.22
                                         1.08    1.01      5.6         5.7
             40,000    12.27    11.47
VARIABLE WHOLE LIFE P50 (STANDARD MORTALITY RATE)
                                         1.01     .94      5.0         4.7
25 . . .     50,000    11.54    10.77
                                          .96     .89      4.3         4.0
            100,000    11.04    10.27
                                         1.82    1.66      4.2         4.2
40 . . .     50,000    20.95    19.12
                                         1.77    1.61      3.9         3.8
            100,000    20.45    18.62
VARIABLE WHOLE LIFE 100 (PREFERRED MORTALITY RATE)
                                          .81     .80      3.6         4.0
25 . . .    100,000     9.38     9.23
                                         1.52    1.48      3.6         3.7
40 . . .    100,000    17.61    17.13



  Policies issued in certain jurisdictions or in connection with certain employee plans will not directly reflect the sex of the insured in the premium rates.

INVESTMENT OPTION

  The Owner has the option to allocate applicable premiums (other than premiums for any additional insurance benefits) and dividends under the variable paid-up insurance dividend option to any of the seven subaccounts. The Owner must select allocation percentages in whole numbers. The minimum allocation to a subaccount may not be less than 10% and the total allocated must equal 100%.

  The initial election must be made by the Owner at the time of completion of the application for the Policy. The Owner may thereafter change the election at any time. The change will be effective as to any applicable premiums and dividends applied after receipt at JHVLICO's Servicing Office of notice satisfactory to JHVLICO.

TRANSFER OPTION

  The Owner may reallocate the amounts held for the Policy in the subaccounts six times in each Policy year with no charge. The Owner may use either percentages (in whole numbers) or designate the amount of money to be transferred between subaccounts. The reallocation must be such that the total after reallocation equals 100%. The change will be effective at the end of the Valuation Period in which JHVLICO receives at its Servicing Office notice satisfactory to JHVLICO.

DEFAULT AND OPTIONS ON LAPSE

  A premium unpaid as of its due date is in default, but the Policy provides for a 31-day grace period for the payment of each premium after the first. The insurance continues in full force during the grace period but, if the insured dies during the grace period, the portion of the premium due which is applicable to the period from the premium due date to the end of the policy month in which the insured dies is deducted from the amount otherwise payable.

  Prior to the end of the Valuation Period immediately preceding the 70th day after the date of default, any Policy values available determined in accordance with the Policy may be applied as of the date of default under one of the following options for continued insurance not requiring further payment of premiums. These options provide for Variable or Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured commencing on the date of default.

  Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance which the available Policy values will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease in accordance with the investment experience of the Account. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the Policy, with the insurance coverage continuing for as long a period as the available Policy values will purchase.


    For example, using the Variable Whole Life P50 Policy (Age 25 years Male-Smoker) illustrated in this
 Prospectus and the 6% hypothetical gross annual investment return assumption, if an option was elected and became effective at the end of Policy year 5, the insurance coverage provided by the options on lapse would be as follows:
                    Variable or Fixed
                    Paid-Up Whole Life                    Fixed Extended Term Insurance
                    ------------------                    -----------------------------
                      Death Benefit                   Death Benefit     Term in Years and Days
                      -------------                   -------------     ----------------------
                                             or
                         $10,427                         $62,736          12 years 331 days
-------------------------------------------------------------------------------------------------------------



  If no option has been elected before the end of the Valuation Period immediately preceding the 70th day after the date of default, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured is a substandard risk, in either of which cases Fixed Paid-Up Insurance is provided.

  If the insured dies after the grace period but before the end of the Valuation Period immediately preceding the 70th day after the date of default and prior to any election, and if the Policy is then in force, JHVLICO will pay a death benefit equal to the greater of the death benefits provided under Fixed Extended Term Insurance (if available) or Fixed Paid-Up Insurance determined in accordance with the Policy.

  A Policy continued under any option may be surrendered for its cash value while the insured is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options, but not under the Fixed Extended Term Insurance option.

  Reinstatement. The Policy may be reinstated in accordance with its terms (including evidence of insurability satisfactory to JHVLICO and payment of the required charges) within 3 years after the due date of the first unpaid premium unless the surrender value has been paid or otherwise exhausted, or the period of any extended term insurance has expired.

EXCHANGE OF POLICY DURING FIRST 24 MONTHS

  At any time during the first twenty-four months after the issue date shown in the Policy while premiums are being duly paid, the Owner may exchange the Policy without evidence of insurability for the fixed benefit life insurance policy specified in the Policy on the insured's life. The new policy will have the same issue date, issue age, and risk classification for the insured as the Policy but will be issued by John Hancock. The Sum Insured will be equal to the Initial Sum Insured. Premiums for the new policy will be based on the premium rates which were in effect on the issue date of the Policy.

  The exchange will be effective on receipt of written notice at JHVLICO's Servicing Office satisfactory to JHVLICO, the surrender of the Policy, and payment to JHVLICO of any cost to exchange.

  The exchange shall be subject to an equitable adjustment in premiums, cash values and dividends to reflect variances, if any, in the premiums, cash values, and dividends under the Policy and the new policy. Any outstanding indebtedness must be repaid on or before the effective date of the exchange. The exchange is subject to the restrictions and limitations stated in the Policy. The method of calculating the adjustment is filed by JHVLICO with the appropriate state insurance regulatory authorities and as an exhibit to the Registration Statement which has been filed with the Commission.
  The foregoing description of Policy provisions is qualified by reference to the specimen Policies which have been filed as exhibits to the Registration Statement and to any variations in Policy provisions required by the regulatory authorities of the state that has approved the Policy for issue.

                              CHARGES AND EXPENSES

CHARGES DEDUCTED FROM PREMIUMS

  The basic annual premium is the annual premium less the premiums for any optional insurance benefits, additional charges for extra mortality risks and a $50 annual administrative charge. Premiums paid more frequently than annually (modal premiums) are higher.

  Annual Administrative Charge. The $50 charge in each Policy year is for annual administrative expenses, including premium billing and collection, recordkeeping, processing Death Benefit claims, cash surrenders and Policy changes, reporting and other communications to Owners and other similar expense and overhead costs.

  The amount allocated to the Account for a Policy equals the basic annual premium less the charges and deduction listed below.

  Charge for Sales Load. A charge not to exceed 9% of the basic annual premium during the period equal to the lesser of 20 years or the anticipated life expectancy of the insured named in the Policy based on the 1980 Commissioners Standard Ordinary Mortality Table. The charge during the first two Policy years shall not exceed 30% of the basic annual premium paid during the first Policy year plus 10% of the basic annual premium paid for the second Policy year. Charges of 10% or less are made for later Policy years. The amount of the charge in any Policy year cannot be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the charge for sales load, such expenses may be recovered from other sources, including any gains attributable to operations with respect to the Policies or JHVLICO's general assets.

  Additional First Year Administrative Charge. A charge in the first Policy year at the rate of $13 per $1,000 of Initial Sum Insured for a Variable Whole Life Policy, $7 per $1,000 for a Variable Whole Life P50 Policy and $4 per $1,000 for a Variable Whole Life 100 policy or a pro rata portion thereof, to cover administrative expenses in connection with the issuance of the Policy. Such expenses include medical examination, insurance underwriting costs, and costs incurred in processing applications and establishing permanent Policy records. JHVLICO does not expect to profit from this charge.

  State Premium Tax Charge. A charge equal to2 1/2% of the basic annual premium. Premium taxes vary from state to state. The2 1/2% rate is the average rate expected to be paid on premiums received in all states over the lifetimes of the insureds covered by the Policies.

  Risk Charge. A charge necessary to cover the risk assumed by JHVLICO that the Variable Sum Insured will be less than the Guaranteed Minimum Death Benefit. This charge will vary by age of the insured but averages approximately 3% of the basic annual premium.

  Deduction for Dividends. A deduction for dividends to be paid or credited in accordance with the dividend scale in effect on the issue date of the Policy. This deduction will vary by age of the insured and duration of the Policy but is expected to average approximately 5-9% of the basic annual premium.

EXPENSES CHARGED TO ACCOUNT

  Charge for Mortality and Expense Risks. A daily charge is made for mortality and expense risks assumed by JHVLICO at an effective annual rate of .50% of the value of the Account's assets attributable to the Policies. The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, a greater amount of Death Benefits than expected will be payable in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. JHVLICO will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Policies.

  The charge for mortality and expense risks constitutes the Valuation Period charge. See "Account Net Investment Rate (ANIR)".

  Charge for Taxes. Currently no charge is made to the subaccounts for company Federal income taxes but if JHVLICO incurs, or expects to incur, income taxes attributable to the subaccounts or this class of Policies in future years, it reserves the right to make a charge and any charge would affect what the subaccounts earn. Charges for other taxes, if any, attributable to the subaccounts may also be made.

  Charge for Cost of Insurance. A charge for the cost of insurance for the insured is deducted each month in advance over the life of the Policy. This charge is based on the attained age of the insured and the Variable Sum Insured. The cost of insurance rates for these Policies will not exceed the rates stated in the 1980 Commissioners Standard Ordinary Mortality Table. The cost of insurance generally increases over time. The increase in the cost of insurance deducted reflects the increase in the attained age of the insured. Each charge reduces the Policy Cash Value. See "Surrender Value".

  Fund Investment Management Fee. The Account purchases shares of the Fund at net asset value, a value which reflects the deduction from the assets of the Fund of its investment management fee and of certain non-advisory Fund operating expenses which are described briefly in the Summary of this Prospectus. For a full description of these deductions, see the attached prospectus for the Fund.

GUARANTEE OF PREMIUMS AND CERTAIN CHARGES

  JHVLICO guarantees, and may not increase, the amount of the premiums, charges deducted from premiums and charges to the Account for mortality and expense risks. JHVLICO further guarantees that the method by which the ANIR is calculated will not be changed for the life of any policy.

                            DISTRIBUTION OF POLICIES

  Applications are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's Policies and who are also registered representatives ("representatives") of John Hancock Distributors, Inc. ("Distributors"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, or other broker-dealer firms, as discussed below. John Hancock performs insurance underwriting and determines whether to accept or reject the application for a Policy and each insured's risk classification. Pursuant to a sales agreement among John Hancock, Distributors, JHVLICO, and the Account, Distributors acts as the principal underwriter of the Policies. The sales agreement will remain in effect until terminated upon sixty days' written notice by any party. JHVLICO will make the appropriate refund if a Policy ultimately is not issued or is returned under the short-term cancellation provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Distributors' representatives are compensated for sales of the Policies on a commission and service fee basis by Distributors, and JHVLICO reimburses Distributors for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the Policies.

  The maximum commission payable to an agent for selling a Policy is 55% of the premium in the first Policy year, 15% of the premium in the second Policy year, 10% of the premium in the third, fourth and fifth Policy years, 5% of the premium in Policy years six through ten and 3% of the premium in the eleventh and later Policy years.

  Representatives with less than four years of service with Distributors and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  Distributors is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer, is a member of the National Association of Securities Dealers, Inc., and is a member of the Securities Investor Protection Corporation. The Policies are also sold through other registered broker-dealers that have entered into selling agreements with Distributors and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Distributors' representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Distributors will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Distributors for such amounts and for certain other direct expenses in connection with marketing the Policies through other broker-dealers. In addition, these representatives may earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  Distributors serves as principal underwriter for other separate accounts registered under the 1940 Act: John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts V and S. Distributors is also the principal underwriter for John Hancock Variable Series Trust I.

                               TAX CONSIDERATIONS

POLICY PROCEEDS

  Although the Policy contains provisions not found in fixed benefit life insurance policies, JHVLICO believes the Policy will nevertheless receive the same federal income and estate tax treatment. Section 7702 of the Internal Revenue Code ("Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the Policy, the Policy will come within that definition. JHVLICO will monitor compliance with these standards.

  JHVLICO believes that the death benefit under the Policy will be excludable from the beneficiary's gross income under Section 101 of the Code. The Owner of a Policy is not deemed to be in constructive receipt of the cash values until a partial withdrawal or surrender. A surrender, partial surrender or withdrawal may have tax consequences. For example, the Owner will be taxed on a surrender to the extent that the surrender value exceeds the net premiums paid under the Policy, i.e., ignoring premiums paid for optional benefits and riders. But under certain circumstances the Owner may be taxed on a withdrawal of Policy values even if total withdrawals do not exceed total premiums paid.

  JHVLICO also believes that loans received under the Policy will be treated as indebtedness of an Owner and that no part of any loan will constitute income to the Owner. However, the amount of any loan outstanding will be taxed to the Owner when the Policy lapses.

  Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary.

  The above description of Federal tax consequences is only a brief summary and is not intended as tax advice. For further information consult a qualified tax adviser.

  Federal and state tax laws can change from time to time and, as a result, the tax consequences to the Owner and beneficiary may be altered.

CHARGE FOR JHVLICO'S TAXES

  Currently JHVLICO makes no charge against the Account for Federal income taxes that may be attributable to this class of policies. If JHVLICO incurs, or expects to incur, income taxes attributable to this class of policies or any subaccount in the future, it reserves the right to make a charge for those taxes.

  Under current laws, JHVLICO may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges for such taxes may be made.

CORPORATE AND H.R. 10 PLANS

  The Policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized.

                                   MANAGEMENT

            THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years as follows:



Directors--Officers                      Principal Occupation
-------------------                      --------------------
David                   F. D'Alessandro Chairman of the Board and Chief
                        Executive Officer of JHVLICO; President and Chief
                        Operating Officer, John Hancock Mutual Life Insurance
                        Company.
Henry D. Shaw           Vice Chairman of the Board and President of JHVLICO;
                        Senior Vice President, John Hancock Mutual Life
                        Insurance Company.
Thomas J. Lee           Director of JHVLICO; Vice President, John Hancock
                        Mutual Life Insurance Company.
Robert R. Reitano       Director of JHVLICO; Second Vice President, John
                        Hancock Mutual Life Insurance Company.
Ronald J. Bocage        Director, Vice President and Counsel of JHVLICO; Vice
                        President and Counsel, John Hancock Mutual Life
                        Insurance Company.
Robert S. Paster        Director of JHVLICO; Second Vice President, John
                        Hancock Mutual Life Insurance Company.
Michele G. Van Leer     Director of JHVLICO; Senior Vice President, John
                        Hancock Mutual Life Insurance Company.
Daniel L. Ouellette     Vice President, Marketing, of JHVLICO; Vice President,
                        John Hancock Mutual Life Insurance Company.
Joseph A. Tomlinson     Director and Vice President of JHVLICO; Vice President,
                        John Hancock Mutual Life Insurance Company.
Barbara L. Luddy        Director and Actuary of JHVLICO; Second Vice President,
                        John Hancock Mutual Life Insurance Company.
Patrick F. Smith        Controller of JHVLICO; Assistant Controller, John
                        Hancock Mutual Life Insurance Company.




  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                               VOTING PRIVILEGES

  All of the assets in the subaccounts of the Account, apart from assets attributable to policy loans, are invested in shares of the corresponding Portfolios of the Fund. JHVLICO will vote the shares of each of the Portfolios of the Fund which are deemed attributable to the qualifying variable life insurance policies and variable annuity contracts at meetings of the Fund's shareholders in accordance with instructions received from owners of all such policies or contracts. Shares of the Fund which are not attributable to such policies or contracts and shares for which instructions from owners are not received will be represented by JHVLICO at the meeting and will be voted for and against each matter in the same proportion as the votes based upon the instructions received from the owners of all such policies and contracts.

  The number of Fund shares held in each subaccount deemed attributable to each owner is determined by dividing a Policy's cash value (less any outstanding indebtedness) in the subaccount by the net asset value of one share in the corresponding Fund Portfolio in which the assets of that subaccount are invested. Fractional votes will be counted. The number of shares as to which the owner may give instructions will be determined as of the record date for the Fund's meeting.

  Owners of Policies may give instructions regarding the election of the Board of Trustees of the Fund, ratification of the selection of independent auditors, approval of the Fund's investment management agreement and other matters requiring a vote under the 1940 Act. Owners will be furnished information and forms by JHVLICO in order that voting instructions may be given.

  JHVLICO may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to change the investment objectives of the Portfolios of the Fund or to approve or disapprove an investment advisory or underwriting contract for the Fund. JHVLICO also may disregard voting instructions in favor of changes initiated by an owner or the Fund's Board of Trustees in the investment policy, investment adviser or principal underwriter of the Fund, if JHVLICO (i) reasonably disapproves of such changes and (ii) in the case of a change of investment policy or investment adviser, makes a good-faith determination that the proposed change is contrary to state law or prohibited by state regulatory authorities or that the change would be inconsistent with a subaccount's investment objectives or would result in the purchase of securities which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts of JHVLICO or of an affiliated life insurance company, which separate accounts have investment objectives similar to those of the subaccount. In the event JHVLICO does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semi-annual report to owners.

                CHANGES IN APPLICABLE LAW--FUNDING AND OTHERWISE

  The voting privileges described in this prospectus are afforded based on JHVLICO's understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, JHVLICO reserves the right to proceed in accordance with any such revised requirements. JHVLICO also reserves the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which the Policies belong from the Account to another separate account or subaccount by withdrawing the same percentage of each investment in the Account with appropriate adjustments to avoid odd lots and fractions, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, an affiliate of John Hancock, and (3) to deregister the Account under the 1940 Act. JHVLICO would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

                                    REPORTS

  In each Policy year (except while the Policy is continued in effect under a fixed option on lapse) a statement will be sent to the Owner setting forth the Death Benefit, Policy Cash Value, any cash value of Variable Paid-Up Insurance and any outstanding indebtedness (and interest charged for the preceding Policy year) as of the last day of such year. Moreover, confirmations will be furnished to the Owner of transfers between subaccounts, Policy loans, partial surrenders and certain other Policy transactions.

  Owners will be sent semiannually a report containing the financial statements of the Fund, including a list of securities held in each Portfolio.

                                STATE REGULATION

  JHVLICO is subject to regulation and supervision by the Massachusetts Commissioner of Insurance who periodically examines its affairs. It also is subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business.

  JHVLICO is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations.

                                 LEGAL MATTERS

  The legal validity of the Policies described in this Prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised JHVLICO on certain Federal securities law matters in connection with the Policies.

                             REGISTRATION STATEMENT

  This Prospectus omits certain information contained in the Registration Statement which has been filed with the Commission. More details may be obtained from the Commission upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of JHVLICO and of the Account included in this Prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Malcolm Cheung, F.S.A., an Actuary of JHVLICO.

                              FINANCIAL STATEMENTS

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the Policies.

                    [THIS PAGE INTENTIONALLY LEFT BLANK]

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997



                                Large Cap    Sovereign    International  Small Cap   International   Mid Cap    Large Cap
                                 Growth         Bond        Equities       Growth      Balanced       Growth      Value
                               Subaccount    Subaccount    Subaccount    Subaccount   Subaccount    Subaccount  Subaccount
                               -----------  ------------  -------------  ----------  -------------  ----------  ----------
ASSETS
Investments in shares of
 portfolios of John Hancock
 Variable Series Trust I, at
 value . . . . . . . . . . .   $84,901,398  $232,146,861   $17,097,290   $2,734,209    $714,519     $1,498,159  $6,514,000
Investments in shares of
 portfolios of M Fund Inc.,
 at value  . . . . . . . . .            --            --            --           --          --             --          --
Policy loans and accrued
 interest receivable . . . .    13,525,608    54,013,020     2,312,736           --          --             --          --
Receivable from:
 John Hancock Variable Series
  Trust I  . . . . . . . . .        20,774        95,821         6,020        6,107       2,687            298       8,354
 M Fund Inc. . . . . . . . .            --            --            --           --          --             --          --
                               -----------  ------------   -----------   ----------    --------     ----------  ----------
TOTAL ASSETS . . . . . . . .    98,447,780   286,255,702    19,416,046    2,740,316     717,206      1,498,457   6,522,354
LIABILITIES
Payable to John Hancock
 Variable Life Insurance
 Company . . . . . . . . . .        19,311        91,508         5,722        6,063       2,675            274       8,247
Asset charges payable  . . .         1,463         4,313           298           44          12             24         107
                               -----------  ------------   -----------   ----------    --------     ----------  ----------
TOTAL LIABILITIES  . . . . .        20,774        95,821         6,020        6,107       2,687            298       8,354
                               -----------  ------------   -----------   ----------    --------     ----------  ----------
NET ASSETS . . . . . . . . .   $98,427,006  $286,159,881   $19,410,026   $2,734,209    $714,519     $1,498,159  $6,514,000
                               ===========  ============   ===========   ==========    ========     ==========  ==========
                                  Money      Mid Cap       Special      Real Estate
                                 Market       Value     Opportunities     Equity
                               Subaccount   Subaccount   Subaccount     Subaccount
                               -----------  ----------  -------------  -------------
ASSETS
Investments in shares of       $52,325,203  $2,446,822   $10,287,366    $14,180,979
 portfolios of John Hancock
 Variable Series Trust I, at
 value . . . . . . . . . . .
Investments in shares of                --          --            --             --
 portfolios of M Fund Inc.,
 at value  . . . . . . . . .
Policy loans and accrued        13,282,628          --            --      2,061,136
 interest receivable . . . .
Receivable from:
 John Hancock Variable Series       51,609      24,870           168         23,348
  Trust I  . . . . . . . . .
 M Fund Inc. . . . . . . . .            --          --            --             --
                               -----------  ----------   -----------    -----------
TOTAL ASSETS . . . . . . . .    65,659,440   2,471,692    10,287,534     16,266,463
LIABILITIES
Payable to John Hancock             50,609      24,831            --         24,099
 Variable Life Insurance
 Company . . . . . . . . . .
Asset charges payable  . . .         1,000          39           168            249
                               -----------  ----------   -----------    -----------
TOTAL LIABILITIES  . . . . .        51,609      24,870           168         24,348
                               -----------  ----------   -----------    -----------
NET ASSETS . . . . . . . . .   $65,607,831  $2,446,822   $10,287,366    $16,242,115
                               ===========  ==========   ===========    ===========




---------
See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

DECEMBER 31, 1997



                                                                            Short-Term
                                                  Growth &                     U.S.     Small Cap   International    Equity
                                                   Income       Managed     Government    Value     Opportunities    Index
                                                 Subaccount    Subaccount   Subaccount  Subaccount   Subaccount    Subaccount
                                                ------------  ------------  ----------  ----------  -------------  ----------
ASSETS
Investments in shares of portfolios of John
 Hancock Variable Series Trust I, at value  .   $783,532,141  $343,560,761   $409,571   $3,342,888   $2,526,943    $7,576,153
Investments in shares of portfolios of M Fund
 Inc., at value . . . . . . . . . . . . . . .             --            --         --           --           --            --
Policy loans and accrued interest receivable     151,132,735    67,266,604         --           --           --            --
Receivable from:
 John Hancock Variable Series Trust I . . . .        277,023        36,784         24        5,067       20,678        19,319
 M Fund Inc.  . . . . . . . . . . . . . . . .             --            --         --           --           --            --
                                                ------------  ------------   --------   ----------   ----------    ----------
TOTAL ASSETS  . . . . . . . . . . . . . . . .    934,941,899   410,864,149    409,595    3,347,955    2,547,621     7,595,472
LIABILITIES
Payable to John Hancock Variable Life
 Insurance Company  . . . . . . . . . . . . .        263,118        30,659         17        5,013       20,636        19,195
Asset charges payable . . . . . . . . . . . .         13,905         6,125          7           54           40           124
                                                ------------  ------------   --------   ----------   ----------    ----------
TOTAL LIABILITIES . . . . . . . . . . . . . .        277,023        36,784         24        5,067       20,678        19,319
                                                ------------  ------------   --------   ----------   ----------    ----------
NET ASSETS  . . . . . . . . . . . . . . . . .   $934,664,876  $410,827,365   $409,571   $3,342,888   $2,526,943    $7,576,153
                                                ============  ============   ========   ==========   ==========    ==========
                                                              Turner      Edinburgh       Frontier
                                                Strategic      Core     International     Capital
                                                   Bond       Growth       Equity       Appreciation
                                                Subaccount  Subaccount   Subaccount      Subaccount
                                                ----------  ----------  -------------  --------------
ASSETS
Investments in shares of portfolios of John     $1,365,657   $     --     $     --        $     --
 Hancock Variable Series Trust I, at value  .
Investments in shares of portfolios of M Fund           --    120,173      160,606         380,816
 Inc., at value . . . . . . . . . . . . . . .
Policy loans and accrued interest receivable            --         --           --              --
Receivable from:
 John Hancock Variable Series Trust I . . . .        3,139         --           --              --
 M Fund Inc.  . . . . . . . . . . . . . . . .           --          2            3               6
                                                ----------   --------     --------        --------
TOTAL ASSETS  . . . . . . . . . . . . . . . .    1,368,796    120,175      160,609         380,822
LIABILITIES
Payable to John Hancock Variable Life                3,117         --           --              --
 Insurance Company  . . . . . . . . . . . . .
Asset charges payable . . . . . . . . . . . .           22          2            3               6
                                                ----------   --------     --------        --------
TOTAL LIABILITIES . . . . . . . . . . . . . .        3,139          2            3               6
                                                ----------   --------     --------        --------
NET ASSETS  . . . . . . . . . . . . . . . . .   $1,365,657   $120,173     $160,606        $380,816
                                                ==========   ========     ========        ========




---------
See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

STATEMENTS OF OPERATIONS

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,





                                        Large Cap Growth Subaccount              Sovereign Bond Subaccount
                                   --------------------------------------  --------------------------------------
                                      1997         1996          1995         1997         1996          1995
                                   -----------  ------------  -----------  -----------  ------------  -----------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I . . . . . . . . . . .   $ 7,675,850  $ 9,763,606   $ 3,899,925  $17,409,990  $15,986,241   $16,214,565
  M Fund Inc.  . . . . . . . . .            --           --            --           --           --            --
 Interest income on policy loans       875,892      881,144       755,070    3,926,698    3,908,756     3,820,851
                                   -----------  -----------   -----------  -----------  -----------   -----------
Total investment income  . . . .     8,551,742   10,644,750     4,654,995   21,336,688   19,894,997    20,035,416
Expenses:
 Mortality and expense
  risks  . . . . . . . . . . . .       480,057      381,331       278,461    1,514,127    1,444,137     1,372,266
                                   -----------  -----------   -----------  -----------  -----------   -----------
Net investment income
 (loss)  . . . . . . . . . . . .     8,071,685   10,263,419     4,376,534   19,822,561   18,450,860    18,663,150
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss)  . . .     4,216,904      840,044       465,096    1,088,488      690,912       331,252
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . .     7,920,403     (889,487)    6,578,435    2,987,952   (8,059,332)   18,687,187
                                   -----------  -----------   -----------  -----------  -----------   -----------
Net realized and unrealized gain
 (loss) on investments . . . . .    12,137,307      (49,443)    7,043,531    4,076,440   (7,368,420)   19,018,439
                                   -----------  -----------   -----------  -----------  -----------   -----------
Net increase (decrease) in net
 assets resulting from operations  $20,208,992  $10,213,976   $11,420,065  $23,899,001  $11,082,440   $37,681,589
                                   ===========  ===========   ===========  ===========  ===========   ===========
                                                                            Small Cap
                                        International Equities               Growth          International Balanced
                                              Subaccount                   Subaccount              Subaccount
                                   ----------------------------------  -------------------   -----------------------
                                      1997          1996       1995      1997      1996*        1997          1996*
                                   ------------  ----------  --------  ---------  ---------  ------------  -----------
Investment income:
 Distributions received from:
  John Hancock Variable Series     $   840,616   $  166,193  $114,316  $    976   $  1,207    $ 30,867       $2,850
   Trust I . . . . . . . . . . .
  M Fund Inc.  . . . . . . . . .            --           --        --        --         --          --           --
 Interest income on policy loans       170,905      161,938   146,076        --         --          --           --
                                   -----------   ----------  --------  --------   --------    --------       ------
Total investment income  . . . .     1,011,521      328,131   260,392       976      1,207      30,867        2,850
Expenses:
 Mortality and expense
  risks  . . . . . . . . . . . .       107,415       85,694    65,044    11,175      2,956       2,758          301
                                   -----------   ----------  --------  --------   --------    --------       ------
Net investment income                  904,106      242,437   195,348   (10,199)    (1,749)     28,109        2,549
 (loss)  . . . . . . . . . . . .
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss)  . . .       209,781      254,188   294,206    34,153     (2,047)     12,000           65
 Net unrealized appreciation
  (depreciation) during the         (2,036,425)
  period . . . . . . . . . . . .   -----------      676,006   353,155   226,085    (24,023)    (41,999)       3,632
                                                 ----------  --------  --------   --------    --------       ------
Net realized and unrealized gain
 (loss) on investments . . . . .    (1,826,644)     930,194   647,361   260,238    (26,070)    (29,999)       3,697
                                   -----------   ----------  --------  --------   --------    --------       ------
Net increase (decrease) in net
 assets resulting from operations  $  (922,538)  $1,172,631  $842,709  $250,039   $(27,819)   $ (1,890)      $6,246
                                   ===========   ==========  ========  ========   ========    ========       ======




---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,



                                               Mid Cap Growth      Large Cap Value
                                                 Subaccount           Subaccount           Money Market Subaccount
                                             ------------------   ------------------  ----------------------------------
                                               1997      1996*      1997     1996*       1997        1996        1995
                                             ---------  --------  --------  --------  ----------  ----------  ----------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I . . . . . . . . . . . . . . . .   $     --   $ 1,635   $266,440  $ 72,511  $2,746,662  $2,527,378  $2,690,892
  M Fund Inc.  . . . . . . . . . . . . . .         --        --         --        --                      --          --
 Interest income on policy loans . . . . .         --        --         --        --     957,390     929,499     952,455
                                             --------   -------   --------  --------  ----------  ----------  ----------
Total investment income  . . . . . . . . .         --     1,635    266,440    72,511   3,704,052   3,456,877   3,643,347
Expenses:
 Mortality and expense risks . . . . . . .      5,801       814     25,295     8,169     361,409     342,603     340,195
                                             --------   -------   --------  --------  ----------  ----------  ----------
Net investment income (loss) . . . . . . .     (5,801)      821    241,145    64,342   3,342,641   3,114,274   3,303,152
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain . . . . . . . . . . . .        394     1,295    217,073    11,265          --          --          --
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .    199,441    (3,899)   532,936   197,424          --          --          --
                                             --------   -------   --------  --------  ----------  ----------  ----------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .    199,835    (2,604)   750,009   208,689          --          --          --
                                             --------   -------   --------  --------  ----------  ----------  ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .   $194,034   $(1,783)  $991,154  $273,031  $3,342,641  $3,114,274  $3,303,152
                                             ========   =======   ========  ========  ==========  ==========  ==========
                                               Mid Cap Value
                                                Subaccount        Special Opportunities Subaccount
                                             ------------------  ----------------------------------
                                               1997      1996*       1997         1996        1995
                                             ---------  -------  -------------  ---------  -----------
Investment income:
 Distributions received from:
  John Hancock Variable Series               $178,590   $ 7,418  $ 1,022,881    $265,602    $ 39,684
   Trust I . . . . . . . . . . . . . . . .
  M Fund Inc.  . . . . . . . . . . . . . .         --        --           --          --          --
 Interest income on policy loans . . . . .         --        --           --          --          --
                                             --------   -------  -----------    --------    --------
Total investment income  . . . . . . . . .    178,590     7,418    1,022,881     265,602      39,684
Expenses:
 Mortality and expense risks . . . . . . .      6,329       580       54,469      23,603       3,373
                                             --------   -------  -----------    --------    --------
Net investment income (loss) . . . . . . .    172,261     6,838      968,412     241,999      36,311
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain . . . . . . . . . . . .    121,152     1,099      533,297     125,955      11,582
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .    (86,033)   23,234   (1,073,252)    615,079     124,460
                                             --------   -------  -----------    --------    --------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .     35,119    24,333     (539,955)    741,034     136,042
                                             --------   -------  -----------    --------    --------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . .   $207,380   $31,171  $   428,457    $983,033    $172,353
                                             ========   =======  ===========    ========    ========




---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,




                                        Real Estate Equity Subaccount           Growth & Income Subaccount
                                       --------------------------------  ----------------------------------------
                                          1997        1996       1995        1997          1996          1995
                                       ----------  ----------  --------  ------------  ------------  ------------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust
   I . . . . . . . . . . . . . . . .   $  957,079  $  477,763  $409,525  $ 99,799,718  $ 78,415,408  $ 51,822,706
  M Fund Inc.  . . . . . . . . . . .           --          --        --            --            --            --
 Interest income on policy
  loans  . . . . . . . . . . . . . .      140,515     117,955   121,494    10,448,315     9,420,070     8,594,774
                                       ----------  ----------  --------  ------------  ------------  ------------
Total investment income  . . . . . .    1,097,596     595,718   531,019   110,248,033    87,835,478    60,417,480
Expenses:
 Mortality and expense risks . . . .       76,454      50,069    41,982     4,658,703     3,854,562     3,246,229
                                       ----------  ----------  --------  ------------  ------------  ------------
Net investment income  . . . . . . .    1,021,142     545,649   489,037   105,589,330    83,980,916    57,171,251
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss)  . . . . .      551,925       9,177    97,602    16,543,458    15,416,898     6,161,063
 Net unrealized appreciation
  (depreciation) during the period .      447,661   1,862,071   184,090    67,250,127    12,987,718    81,121,360
                                       ----------  ----------  --------  ------------  ------------  ------------
Net realized and unrealized gain
 (loss) on investments . . . . . . .      999,586   1,871,248   281,692    83,793,585    28,404,616    87,282,423
                                       ----------  ----------  --------  ------------  ------------  ------------
Net increase in net assets resulting
 from operations . . . . . . . . . .   $2,020,728  $2,416,897  $770,729  $189,382,915  $112,385,532  $144,453,674
                                       ==========  ==========  ========  ============  ============  ============
                                                                                     Short-Term U.S.
                                                 Managed Subaccount               Government Subaccount
                                       ---------------------------------------  -------------------------
                                          1997          1996          1995       1997     1996       1995
                                       -----------  -------------  -----------  -------  --------  --------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust   $32,757,460  $ 37,103,617   $26,974,536  $22,079  $11,196    $2,910
   I . . . . . . . . . . . . . . . .
  M Fund Inc.  . . . . . . . . . . .            --            --            --       --       --        --
 Interest income on policy
  loans  . . . . . . . . . . . . . .     4,669,363     4,337,281     3,999,425       --       --        --
                                       -----------  ------------   -----------  -------  -------    ------
Total investment income  . . . . . .    37,426,823    41,440,898    30,973,961   22,079   11,196     2,910
Expenses:
 Mortality and expense risks . . . .     2,111,314     1,886,000     1,677,243    2,202    1,201       312
                                       -----------  ------------   -----------  -------  -------    ------
Net investment income  . . . . . . .    35,315,509    39,554,898    29,296,718   19,877    9,995     2,598
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss)  . . . . .     5,663,060     3,870,923     2,658,955      235     (922)      945
 Net unrealized appreciation
  (depreciation) during the period .    16,843,903   (11,548,110)   30,787,175    1,405   (1,542)    1,166
                                       -----------  ------------   -----------  -------  -------    ------
Net realized and unrealized gain
 (loss) on investments . . . . . . .    22,506,963    (7,677,187)   33,446,130    1,640   (2,464)    2,111
                                       -----------  ------------   -----------  -------  -------    ------
Net increase in net assets resulting
 from operations . . . . . . . . . .   $57,822,472  $ 31,877,711   $62,742,848  $21,517  $ 7,531    $4,709
                                       ===========  ============   ===========  =======  =======    ======




---------
See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,



                                       Small Cap
                                         Value         International Opportunities       Equity Index       Strategic Bond
                                      Subaccount                Subaccount                Subaccount          Subaccount
                                   ------------------  ----------------------------   -------------------  -----------------
                                     1997      1996*        1997           1996*         1997      1996*    1997      1996*
                                   ---------  -------  ---------------  ------------  ----------  -------  --------  -------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I . . . . . . . . . . .   $256,363   $23,766    $  35,111        $ 5,965     $  220,686  $ 7,847  $84,597   $29,029
  M Fund Inc.  . . . . . . . . .         --        --           --             --             --       --       --        --
 Interest income on policy
  loans  . . . . . . . . . . . .         --        --           --             --             --       --       --        --
                                   --------   -------    ---------        -------     ----------  -------  -------   -------
Total investment income  . . . .    256,363    23,766       35,111          5,965        220,686    7,847   84,597    29,029
Expenses:
 Mortality and expense risks . .     10,530     2,451       11,575          3,038         28,637      575    5,827     1,782
                                   --------   -------    ---------        -------     ----------  -------  -------   -------
Net investment income (loss) . .    245,833    21,315       23,536          2,927        192,049    7,272   78,770    27,247
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss)  . . .    129,604       891       78,058            304         38,987    3,982    5,891     1,518
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . .    (32,439)   49,892     (141,034)        57,387      1,193,531   13,544   (3,195)    6,688
                                   --------   -------    ---------        -------     ----------  -------  -------   -------
Net realized and unrealized gain
 (loss) on investments . . . . .     97,165    50,783      (62,976)        57,691      1,232,518   17,526    2,696     8,206
                                   --------   -------    ---------        -------     ----------  -------  -------   -------
Net increase (decrease) in net
 assets resulting from operations  $342,998   $72,098    $ (39,440)       $60,618     $1,424,567  $24,798  $81,466   $35,453
                                   ========   =======    =========        =======     ==========  =======  =======   =======
                                                              Edinburgh               Frontier
                                   Turner Core Growth    International Equity   Capital Appreciation
                                       Subaccount             Subaccount             Subaccount
                                   -------------------  ---------------------   ---------------------
                                     1997      1996*      1997       1996*        1997        1996*
                                   ---------  --------  ---------  -----------  ---------  ------------
Investment income:
 Distributions received from:
  John Hancock Variable Series      $11,090    $  --     $   --     $    --      $    --     $    --
   Trust I . . . . . . . . . . .
  M Fund Inc.  . . . . . . . . .         --      415      2,278         255        8,986          --
 Interest income on policy
  loans  . . . . . . . . . . . .                  --         --          --           --          --
                                    -------    -----     ------     -------      -------     -------
Total investment income  . . . .     11,090      415      2,278         255        8,986
Expenses:
 Mortality and expense risks . .        505       31        746         122        1,464         112
                                    -------    -----     ------     -------      -------     -------
Net investment income (loss) . .     10,585      384      1,532         133        7,522        (112)
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss)  . . .      3,166     (238)       133      (1,091)       9,048      (1,199)
 Net unrealized appreciation
  (depreciation) during the          12,370
  period . . . . . . . . . . . .    -------      456      2,674        (345)      40,541       2,105
                                               -----     ------     -------      -------     -------
Net realized and unrealized gain
 (loss) on investments . . . . .     15,536      218      2,807      (1,436)      49,589         906
                                    -------    -----     ------     -------      -------     -------
Net increase (decrease) in net
 assets resulting from operations   $26,121    $ 602     $4,339     $(1,303)     $57,111     $   794
                                    =======    =====     ======     =======      =======     =======




---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,





                                        Large Cap Growth Subaccount                  Sovereign Bond Subaccount
                                 -----------------------------------------   ------------------------------------------
                                     1997           1996          1995           1997           1996           1995
                                 -------------  -------------  ------------  -------------  -------------  -------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)    $  8,071,685   $ 10,263,419   $ 4,376,534   $ 19,822,561   $ 18,450,860   $ 18,663,150
 Net realized gains
  (losses) . . . . . . . . . .      4,216,904        840,044       465,096      1,088,488        690,912        331,252
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . .      7,920,403       (889,487)    6,578,435      2,987,952     (8,059,332)    18,687,187
                                 ------------   ------------   -----------   ------------   ------------   ------------
Net increase (decrease) in net
 assets resulting from
 operations. . . . . . . . . .     20,208,992     10,213,976    11,420,065     23,899,001     11,082,440     37,681,589
From policyholder transactions:
 Net premiums from
  policyholders. . . . . . . .     18,819,133     20,123,261    12,618,748     31,136,450     34,090,208     31,560,554
 Net benefits to policyholders    (19,915,971)   (11,910,005)   (9,566,825)   (39,506,771)   (40,719,213)   (39,010,974)
 Net increase (decrease) in
  policy loans . . . . . . . .        (41,068)     2,044,193     1,614,283      1,612,490        897,069      2,053,700
                                 ------------   ------------   -----------   ------------   ------------   ------------
Net increase (decrease) in net
 assets resulting from
 policyholder
 transactions  . . . . . . . .     (1,137,906)    10,257,449     4,666,206     (6,757,831)    (5,731,936)    (5,396,720)
                                 ------------   ------------   -----------   ------------   ------------   ------------
Net increase in net assets . .     19,071,086     20,471,425    16,086,271     17,141,170      5,350,504     32,284,869
Net assets at beginning of
 period. . . . . . . . . . . .     79,355,920     58,884,495    42,798,224    269,018,711    263,668,207    231,383,338
                                 ------------   ------------   -----------   ------------   ------------   ------------
Net assets at end of
 period  . . . . . . . . . . .   $ 98,427,006   $ 79,355,920   $58,884,495   $286,159,881   $269,018,711   $263,668,207
                                 ============   ============   ===========   ============   ============   ============
                                                                                  Small Cap
                                                                                   Growth            International Balanced
                                    International Equities Subaccount            Subaccount                Subaccount
                                 ---------------------------------------   -----------------------   -----------------------
                                    1997          1996          1995          1997        1996*         1997         1996*
                                 ------------  ------------  ------------  -----------  -----------  -----------  ------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)    $   904,106   $   242,437   $   195,348   $  (10,199)  $   (1,749)  $  28,109     $  2,549
 Net realized gains                  209,781       254,188       294,206       34,153       (2,047)     12,000           65
  (losses) . . . . . . . . . .
 Net unrealized appreciation
  (depreciation) during the       (2,036,425)
  period . . . . . . . . . . .   -----------       676,006       353,155      226,085      (24,023)    (41,999)       3,632
                                               -----------   -----------   ----------   ----------   ---------     --------
Net increase (decrease) in net      (922,538)    1,172,631       842,709      250,039      (27,819)     (1,890)       6,246
 assets resulting from
 operations. . . . . . . . . .
From policyholder transactions:
 Net premiums from                 6,398,146     8,485,184     4,546,347    1,906,439    1,361,402     602,033      216,486
  policyholders. . . . . . . .
 Net benefits to policyholders    (4,052,306)   (4,391,767)   (4,766,724)    (626,114)    (129,738)   (102,953)      (5,403)
 Net increase (decrease) in
  policy loans . . . . . . . .        41,466       287,879       192,805           --           --          --           --
                                 -----------   -----------   -----------   ----------   ----------   ---------     --------
Net increase (decrease) in net
 assets resulting from             2,387,306     4,381,296       (27,572)   1,280,325    1,231,664     499,080      211,083
 policyholder                    -----------   -----------   -----------   ----------   ----------   ---------     --------
 transactions  . . . . . . . .
Net increase in net assets . .     1,464,768     5,553,927       815,137    1,530,364    1,203,845     497,190      217,329
Net assets at beginning of
 period. . . . . . . . . . . .    17,945,258    12,391,331    11,576,194    1,203,845           --     217,329           --
                                 -----------   -----------   -----------   ----------   ----------   ---------     --------
Net assets at end of
 period  . . . . . . . . . . .   $19,410,026   $17,945,258   $12,391,331   $2,734,209   $1,203,845   $ 714,519     $217,329
                                 ===========   ===========   ===========   ==========   ==========   =========     ========




---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,



                                 Mid Cap Growth           Large Cap Value
                                   Subaccount                Subaccount                   Money Market Subaccount
                              ---------------------   ------------------------   ------------------------------------------
                                 1997       1996*        1997         1996*          1997           1996           1995
                              -----------  ---------  ------------  -----------  -------------  -------------  -------------
Increase (decrease) in net
 assets from operations:
 Net investment income
  (loss). . . . . . . . . .   $   (5,801)  $    821   $   241,145   $   64,342   $  3,342,641   $  3,114,274   $  3,303,152
 Net realized gains . . . .          394      1,295       217,073       11,265             --             --             --
 Net unrealized appreciation
  (depreciation) during the
  period. . . . . . . . . .      199,441     (3,899)      532,936      197,424             --             --             --
                              ----------   --------   -----------   ----------   ------------   ------------   ------------
Net increase (decrease) in
 net assets resulting from
 operations . . . . . . . .      194,034     (1,783)      991,154      273,031      3,342,641      3,114,274      3,303,152
From policyholder
 transactions:
 Net premiums from
  policyholders . . . . . .    1,031,218    599,576     3,739,319    2,999,086     19,023,054     15,561,906     11,104,365
 Net benefits to
  policyholders . . . . . .     (294,344)   (30,542)   (1,140,574)    (348,016)   (20,817,572)   (16,132,881)   (12,775,695)
 Net increase (decrease) in
  policy loans  . . . . . .           --         --            --           --        390,775       (260,051)      (323,666)
                              ----------   --------   -----------   ----------   ------------   ------------   ------------
Net increase (decrease) in
 net assets resulting from
 policyholder
 transactions . . . . . . .      736,874    569,034     2,598,745    2,651,070     (1,403,743)      (831,026)    (1,994,996)
                              ----------   --------   -----------   ----------   ------------   ------------   ------------
Net increase in net assets       930,908    567,251     3,589,899    2,924,101      1,938,898      2,283,248      1,308,156
Net assets at beginning of
 period . . . . . . . . . .      567,251         --     2,924,101           --     63,668,933     61,385,685     60,077,529
                              ----------   --------   -----------   ----------   ------------   ------------   ------------
Net assets at end of
 period . . . . . . . . . .   $1,498,159   $567,251   $ 6,514,000   $2,924,101   $ 65,607,831   $ 63,668,933   $ 61,385,685
                              ==========   ========   ===========   ==========   ============   ============   ============
                                  Mid Cap Value
                                   Subaccount            Special Opportunities Subaccount
                              ---------------------   --------------------------------------
                                 1997       1996*        1997          1996           1995
                              -----------  ---------  ------------  ------------  -------------
Increase (decrease) in net
 assets from operations:
 Net investment income        $  172,261   $  6,838   $   968,412   $   241,999    $   36,311
  (loss). . . . . . . . . .
 Net realized gains . . . .      121,152      1,099       533,297       125,955        11,582
 Net unrealized appreciation
  (depreciation) during the      (86,033)
  period. . . . . . . . . .   ----------     23,234    (1,073,252)      615,079       124,460
                                           --------   -----------   -----------    ----------
Net increase (decrease) in       207,380     31,171       428,457       983,033       172,353
 net assets resulting from
 operations . . . . . . . .
From policyholder
 transactions:
 Net premiums from             2,070,644    337,092     6,338,416     5,492,467     1,682,424
  policyholders . . . . . .
 Net benefits to                (190,430)    (9,035)   (3,379,629)   (1,284,991)     (182,908)
  policyholders . . . . . .
 Net increase (decrease) in
  policy loans  . . . . . .           --         --            --            --            --
                              ----------   --------   -----------   -----------    ----------
Net increase (decrease) in
 net assets resulting from     1,880,214    328,057     2,958,787     4,207,476     1,499,516
 policyholder                 ----------   --------   -----------   -----------    ----------
 transactions . . . . . . .
Net increase in net assets     2,087,594    359,228     3,387,244     5,190,509     1,671,869
Net assets at beginning of
 period . . . . . . . . . .      359,228         --     6,900,122     1,709,613        37,744
                              ----------   --------   -----------   -----------    ----------
Net assets at end of
 period . . . . . . . . . .   $2,446,822   $359,228   $10,287,366   $ 6,900,122    $1,709,613
                              ==========   ========   ===========   ===========    ==========




---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,




                                            Real Estate Equity Subaccount                 Growth & Income Subaccount
                                       ---------------------------------------   --------------------------------------------
                                          1997          1996          1995           1997            1996            1995
                                       ------------  ------------  ------------  --------------  --------------  -------------
Increase in net assets from
 operations:
 Net investment income . . . . . . .   $ 1,021,142   $   545,649   $   489,037   $ 105,589,330   $  83,980,916   $ 57,171,251
 Net realized gains
 (losses)  . . . . . . . . . . . . .       551,925         9,177        97,602      16,543,458      15,416,898      6,161,063
 Net unrealized appreciation
 (depreciation) during the period  .       447,661     1,862,071       184,090      67,250,127      12,987,718     81,121,360
                                       -----------   -----------   -----------   -------------   -------------   ------------
Net increase in net assets resulting
 from operations . . . . . . . . . .     2,020,728     2,416,897       770,729     189,382,915     112,385,532    144,453,674
From policyholder transactions:
 Net premiums from policyholders . .     7,786,904     3,620,035     2,176,970      86,308,294      76,046,396     73,672,198
 Net benefits to
 policyholders . . . . . . . . . . .    (5,481,110)   (2,413,828)   (2,711,578)   (115,839,460)   (102,757,132)   (90,829,678)
 Net increase in policy
 loans . . . . . . . . . . . . . . .       265,517       156,802        30,224      18,568,293      11,816,577     10,173,483
                                       -----------   -----------   -----------   -------------   -------------   ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . .     2,571,311     1,363,009      (504,384)    (10,962,873)    (14,894,159)    (6,983,997)
                                       -----------   -----------   -----------   -------------   -------------   ------------
Net increase in net assets . . . . .     4,592,039     3,779,906       266,345     178,420,042      97,491,373    137,469,677
Net assets at beginning of
 period  . . . . . . . . . . . . . .    11,650,076     7,870,170     7,603,825     756,244,834     658,753,461    521,283,784
                                       -----------   -----------   -----------   -------------   -------------   ------------
Net assets at end of period  . . . .   $16,242,115   $11,650,076   $ 7,870,170   $ 934,664,876   $ 756,244,834   $658,753,461
                                       ===========   ===========   ===========   =============   =============   ============
                                                                                            Short-Term U.S.
                                                   Managed Subaccount                    Government Subaccount
                                       ------------------------------------------   -------------------------------
                                           1997           1996           1995         1997        1996        1995
                                       -------------  -------------  -------------  ----------  ---------  -----------
Increase in net assets from
 operations:
 Net investment income . . . . . . .   $ 35,315,509   $ 39,554,898   $ 29,296,718   $  19,877   $  9,995    $  2,598
 Net realized gains                       5,663,060      3,870,923      2,658,955         235       (922)        945
 (losses)  . . . . . . . . . . . . .
 Net unrealized appreciation
 (depreciation) during the period  .     16,843,903    (11,548,110)    30,787,175       1,405     (1,542)      1,166
                                       ------------   ------------   ------------   ---------   --------    --------
Net increase in net assets resulting     57,822,472     31,877,711     62,742,848      21,517      7,531       4,709
 from operations . . . . . . . . . .
From policyholder transactions:
 Net premiums from policyholders . .     40,318,523     40,512,423     38,619,260     278,114    328,192      94,623
 Net benefits to                        (54,498,285)   (52,043,620)   (47,824,820)   (218,771)   (90,988)    (21,753)
 policyholders . . . . . . . . . . .
 Net increase in policy
 loans . . . . . . . . . . . . . . .      4,761,829      4,766,548      5,387,424          --         --          --
                                       ------------   ------------   ------------   ---------   --------    --------
Net increase (decrease) in net assets
 resulting from policyholder             (9,417,933)
 transactions. . . . . . . . . . . .   ------------     (6,764,649)    (3,818,136)     59,343    237,204      72,870
                                                      ------------   ------------   ---------   --------    --------
Net increase in net assets . . . . .     48,404,539     25,113,062     58,924,712      80,860    244,735      77,579
Net assets at beginning of
 period  . . . . . . . . . . . . . .    362,422,826    337,309,764    278,385,052     328,711     83,976       6,397
                                       ------------   ------------   ------------   ---------   --------    --------
Net assets at end of period  . . . .   $410,827,365   $362,422,826   $337,309,764   $ 409,571   $328,711    $ 83,976
                                       ============   ============   ============   =========   ========    ========




---------

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,




                                   Small Cap
                                     Value            International Opportunities       Equity Index
                                   Subaccount                 Subaccount                 Subaccount
                             ----------------------   ----------------------------  ---------------------
                                1997        1996*         1997          1996*          1997       1996*
                             -----------  ----------  -------------  -------------  -----------  ---------
Increase (decrease) in net
 assets from operations:
 Net investment income
  (loss) . . . . . . . . .   $  245,833   $  21,315    $   23,536     $    2,927    $  192,049   $  7,272
 Net realized gains
  (losses) . . . . . . . .      129,604         891        78,058            304        38,987      3,982
 Net unrealized
  appreciation
  (depreciation) during the
  period . . . . . . . . .      (32,439)     49,892      (141,034)        57,387     1,193,531     13,544
                             ----------   ---------    ----------     ----------    ----------   --------
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . .      342,998      72,098       (39,440)        60,618     1,424,567     24,798
From policyholder
 transactions:
 Net premiums from
  policyholders. . . . . .    2,466,836     925,601     1,969,364      1,364,628     6,068,371    350,310
 Net benefits to
  policyholders. . . . . .     (358,679)   (105,966)     (709,490)      (118,737)     (260,531)   (31,362)
 Net increase in policy
  loans. . . . . . . . . .           --          --            --             --            --         --
                             ----------   ---------    ----------     ----------    ----------   --------
Net increase in net assets
 resulting from
 policyholder transactions    2,108,157     819,635     1,259,874      1,245,891     5,807,840    318,948
                             ----------   ---------    ----------     ----------    ----------   --------
Net increase in net assets    2,451,155     891,733     1,220,434      1,306,509     7,232,407    343,746
Net assets at beginning of
 period. . . . . . . . . .      891,733          --     1,306,509             --       343,746         --
                             ----------   ---------    ----------     ----------    ----------   --------
Net assets at end of
 period  . . . . . . . . .   $3,342,888   $ 891,733    $2,526,943     $1,306,509    $7,576,153   $343,746
                             ==========   =========    ==========     ==========    ==========   ========
                                                                                                      Frontier
                                                         Turner Core            Edinburgh              Capital
                                Strategic Bond             Growth             International         Appreciation
                                  Subaccount             Subaccount         Equity Subaccount        Subaccount
                             ---------------------   -------------------   -------------------   -------------------
                                1997       1996*       1997      1996*       1997      1996*       1997       1996*
                             -----------  ---------  ---------  ---------  ---------  ---------  ---------  -----------
Increase (decrease) in net
 assets from operations:
 Net investment income       $   78,770   $ 27,247   $ 10,585   $    384   $  1,532   $    133   $  7,522    $   (112)
  (loss) . . . . . . . . .
 Net realized gains               5,891      1,518      3,166       (238)       133     (1,091)     9,048      (1,199)
  (losses) . . . . . . . .
 Net unrealized
  appreciation                   (3,195)     6,688     12,370        456      2,674       (345)    40,541       2,105
  (depreciation) during the  ----------   --------   --------   --------   --------   --------   --------    --------
  period . . . . . . . . .
Net increase (decrease) in       81,466     35,453     26,121        602      4,339     (1,303)    57,111         794
 net assets resulting from
 operations. . . . . . . .
From policyholder
 transactions:
 Net premiums from              807,985    718,958     91,440     26,825    146,796     68,170    327,804      58,477
  policyholders. . . . . .
 Net benefits to               (201,240)   (76,965)    (9,878)   (14,937)   (34,985)   (22,411)   (47,276)    (16,094)
  policyholders. . . . . .
 Net increase in policy
  loans. . . . . . . . . .           --         --         --         --         --         --         --          --
                             ----------   --------   --------   --------   --------   --------   --------    --------
Net increase in net assets
 resulting from                 606,745
 policyholder transactions   ----------    641,993     81,562     11,888    111,811     45,759    280,528      42,383
                                          --------   --------   --------   --------   --------   --------    --------
Net increase in net assets      688,211    677,446    107,683     12,490    116,150     44,456    337,639      43,177
Net assets at beginning of
 period. . . . . . . . . .      677,446         --     12,490         --     44,456         --     43,177          --
                             ----------   --------   --------   --------   --------   --------   --------    --------
Net assets at end of
 period  . . . . . . . . .   $1,365,657   $677,446   $120,173   $ 12,490   $160,606   $ 44,456   $380,816    $ 43,177
                             ==========   ========   ========   ========   ========   ========   ========    ========




---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

1. ORGANIZATION

  John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-one subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed and made available to policyholders. The twenty-one Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Edinburgh International Equity and Frontier Capital Appreciation Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of Fund shares are determined on the basis of identified cost.

FEDERAL INCOME TAXES

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

2. SIGNIFICANT ACCOUNTING POLICIES--CONTINUED income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

EXPENSES

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at an annual rate of .50% of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account. With respect to the single premium policy, during the first nine years after policy issue, JHVLICO assesses a contingent deferred sales charge at varying levels in the event of early surrender of the variable life insurance policy.

POLICY LOANS

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyowner indebtedness) and compounded daily.

3. TRANSACTIONS WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1997 are as follows:



Subaccount                           Shares Owned      Cost          Value
----------                           ------------      ----          -----
Large Cap Growth . . . . . . . . .     4,078,092   $ 68,916,212   $ 84,901,398
Sovereign Bond . . . . . . . . . .    23,333,736    223,991,303    232,146,861
International Equities . . . . . .     1,124,834     18,037,326     17,097,290
Small Cap Growth . . . . . . . . .       241,028      2,532,147      2,734,209
International Balanced . . . . . .        70,673        752,885        714,519
Mid Cap Growth . . . . . . . . . .       125,626      1,302,617      1,498,159
Large Cap Value  . . . . . . . . .       480,042      5,783,639      6,514,000
Money Market . . . . . . . . . . .     5,232,520     52,325,203     52,325,203
Mid Cap Value  . . . . . . . . . .       176,461      2,509,621      2,446,822
Special Opportunities  . . . . . .       668,657     10,620,059     10,287,366
Real Estate Equity . . . . . . . .       891,297     11,860,098     14,180,979
Growth & Income  . . . . . . . . .    47,185,076    609,098,074    783,532,141
Managed  . . . . . . . . . . . . .    23,942,536    299,610,112    343,560,761
Short-Term U.S. Government . . . .        40,619        408,569        409,571
Small Cap Value  . . . . . . . . .       269,559      3,325,435      3,342,888
International Opportunities  . . .       237,781      2,610,591      2,526,943
Equity Index . . . . . . . . . . .       533,037      6,369,079      7,576,153
Strategic Bond . . . . . . . . . .       133,330      1,362,164      1,365,657
Turner Core Growth . . . . . . . .         8,902        107,347        120,173
Edinburgh International Equity . .        16,125        157,586        160,606
Frontier Capital Appreciation  . .        25,524        336,170        380,816

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

4. DETAILS OF INVESTMENTS--CONTINUED

  Purchases, including reinvestment of dividend distributions and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1997, were as follows:



Subaccount                                          Purchases        Sales
----------                                          ---------        -----
Large Cap Growth . . . . . . . . . . . . . . . .   $ 18,054,626   $11,117,321
Sovereign Bond . . . . . . . . . . . . . . . . .     28,657,743    17,278,420
International Equities . . . . . . . . . . . . .      4,819,486     1,572,432
Small Cap Growth . . . . . . . . . . . . . . . .      1,734,388       464,262
International Balanced . . . . . . . . . . . . .        887,438       360,250
Mid Cap Growth . . . . . . . . . . . . . . . . .        975,209       244,136
Large Cap Value  . . . . . . . . . . . . . . . .      4,063,067     1,223,177
Money Market . . . . . . . . . . . . . . . . . .     12,878,282    11,354,625
Mid Cap Value  . . . . . . . . . . . . . . . . .      2,488,102       435,629
Special Opportunities  . . . . . . . . . . . . .      6,380,222     2,453,024
Real Estate Equity . . . . . . . . . . . . . . .      5,670,281     2,350,798
Growth & Income  . . . . . . . . . . . . . . . .    114,856,520    39,532,209
Managed  . . . . . . . . . . . . . . . . . . . .     44,219,932    23,325,445
Short-Term U.S. Government . . . . . . . . . . .        258,130       178,910
Small Cap Value  . . . . . . . . . . . . . . . .      2,975,644       621,653
International Opportunities  . . . . . . . . . .      2,281,891       498,481
Equity Index . . . . . . . . . . . . . . . . . .      6,236,380       236,490
Strategic Bond . . . . . . . . . . . . . . . . .        916,713       231,199
Turner Core Growth . . . . . . . . . . . . . . .        107,920        15,771
Edinburgh International Equity . . . . . . . . .        153,964        41,308
Frontier Capital Appreciation  . . . . . . . . .        340,664        52,575



5. IMPACT OF YEAR 2000 (UNAUDITED)

  The John Hancock Variable Life Account U, along with John Hancock Mutual Life Insurance Company, its ultimate parent (together, John Hancock), have developed a plan to modify or replace significant portions of the Account's computer information and automated technologies so that its systems will function properly with respect to the dates in the year 2000 and thereafter. The Account presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed timely, the year 2000 issue could have an adverse impact on the operations of the Account.

  John Hancock as early as 1994 had begun assessing, modifying and converting the software related to its significant systems and has initiated formal communications with its significant business partners and customers to determine the extent to which John Hancock's interface systems are vulnerable to those third parties' failure to remediate their own year 2000 issues. While John Hancock is developing alternative third-party processing arrangements as it deems appropriate, there is no guarantee that the systems of other companies on which the Account's systems rely will be converted timely or will not have an adverse effect on the Account's systems.

JOHN HANCOCK VARIABLE LIFE ACCOUNT U

5. IMPACT OF YEAR 2000 (UNAUDITED)--CONTINUED

  The Account expects the project to be substantially complete by early 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this completion target will be achieved.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Policyholders
John Hancock Variable Life Account U of John Hancock Variable Life Insurance
 Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account U (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Edinburgh International Equity and Frontier Capital Appreciation Subaccounts) as of December 31, 1997, and the related statements of operations, and statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account U at December 31, 1997, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP
Boston, Massachusetts
February 6, 1998

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1997 and 1996, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Variable Life Insurance Company at December 31, 1997 and 1996, or the results of its operations or its cash flows for the year ended December 31, 1997.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.

                                                               Ernst & Young LLP
Boston, Massachusetts
February 18, 1998

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY



                                                             December 31
                                                         -------------------
                                                           1997        1996
                                                           ----        ----
                                                            (In millions)
ASSETS
Bonds--Note 6  . . . . . . . . . . . . . . . . . . . .   $1,092.7    $  753.5
Preferred stocks . . . . . . . . . . . . . . . . . . .       17.2         9.6
Common stocks  . . . . . . . . . . . . . . . . . . . .        2.3         1.4
Investment in affiliates . . . . . . . . . . . . . . .       79.1        72.0
Mortgage loans on real estate--Note 6  . . . . . . . .      273.9       212.1
Real estate  . . . . . . . . . . . . . . . . . . . . .       39.9        38.8
Policy loans . . . . . . . . . . . . . . . . . . . . .      106.8        80.8
Cash items:
  Cash in banks  . . . . . . . . . . . . . . . . . . .       83.1        26.7
  Temporary cash investments . . . . . . . . . . . . .       60.1         5.2
                                                         --------    --------
                                                            143.2        31.9
Premiums due and deferred  . . . . . . . . . . . . . .       33.8        36.8
Investment income due and accrued  . . . . . . . . . .       24.7        22.6
Other general account assets . . . . . . . . . . . . .       16.8        17.8
Assets held in separate accounts . . . . . . . . . . .    4,691.1     3,290.5
                                                         --------    --------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . .   $6,521.5    $4,567.8
                                                         ========    ========
OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves  . . . . . . . . . . . . . . . . . .   $1,124.3    $  877.8
  Federal income and other taxes payable--Note 1 . . .       36.1        29.4
  Other accrued expenses . . . . . . . . . . . . . . .      335.1        75.1
  Asset valuation reserve--Note 1  . . . . . . . . . .       18.6        16.6
  Obligations related to separate accounts . . . . . .    4,685.7     3,285.8
                                                         --------    --------
TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . . .    6,199.8     4,284.7
STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares;
    issued and outstanding 50,000 shares . . . . . . .        2.5         2.5
  Paid-in capital  . . . . . . . . . . . . . . . . . .      377.5       377.5
Unassigned deficit . . . . . . . . . . . . . . . . . .      (58.3)      (96.9)
                                                         --------    --------
TOTAL STOCKHOLDER'S EQUITY . . . . . . . . . . . . . .      321.7       283.1
                                                         --------    --------
TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . . .   $6,521.5    $4,567.8
                                                         ========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY



                             Year ended December 31
                                                     -----------------------
                                                        1997          1996
                                                        ----          ----
                                  (In millions)
INCOME
  Premiums . . . . . . . . . . . . . . . . . . . .    $  872.7      $  820.6
  Net investment income--Note 3  . . . . . . . . .        89.7          76.1
  Other, net . . . . . . . . . . . . . . . . . . .       420.1         406.0
                                                      --------      --------
                                                       1,382.5       1,302.7
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries  . .       264.0         236.1
  Additions to reserves to provide for future
    payments to policyholders and beneficiaries  .       814.2         790.1
  Expenses of providing service to policyholders
    and obtaining new insurance--
    Note 5 . . . . . . . . . . . . . . . . . . . .       216.2         183.8
  State and miscellaneous taxes  . . . . . . . . .        19.1          17.3
                                                      --------      --------
                                                       1,313.5       1,227.3
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE FEDERAL INCOME
      TAXES AND NET REALIZED CAPITAL LOSSES  . . .        69.0          75.4
Federal income taxes--Note 1                              38.5          38.6
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE NET REALIZED
      CAPITAL LOSSES . . . . . . . . . . . . . . .        30.5          36.8
Net realized capital losses--Note 4  . . . . . . .        (3.0)         (1.5)
                                                      --------      --------
     NET INCOME  . . . . . . . . . . . . . . . . .        27.5          35.3
Unassigned deficit at beginning of year  . . . . .       (96.9)       (131.3)
Net unrealized capital gains and other
 adjustments--Note 4 . . . . . . . . . . . . . . .         5.0           2.5
Other reserves and adjustments . . . . . . . . . .         6.1          (3.4)
                                                      --------      --------
     UNASSIGNED DEFICIT AT END OF YEAR . . . . . .    $  (58.3)     $  (96.9)
                                                      ========      ========



The accompanying notes are an integral part of the statutory-basis financial statements.

STATUTORY-BASIS STATEMENTS OF CASH FLOWS

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY



                             Year ended December 31
                                                     -----------------------
                                                        1997          1996
                                                        ----          ----
                                  (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums . . . . . . . . . . . . . . .    $ 877.0       $ 824.2
  Net investment income  . . . . . . . . . . . . .       89.9          73.4
  Benefits to policyholders and beneficiaries  . .     (245.2)       (212.7)
  Dividends paid to policyholders  . . . . . . . .      (18.7)        (15.7)
  Insurance expenses and taxes . . . . . . . . . .     (250.2)       (196.6)
  Net transfers to separate accounts . . . . . . .     (703.2)       (524.2)
  Other, net . . . . . . . . . . . . . . . . . . .      379.9         386.7
                                                      -------       -------
     NET CASH PROVIDED FROM OPERATIONS . . . . . .      129.5         335.1
                                                      -------       -------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases . . . . . . . . . . . . . . . . .     (621.6)       (489.9)
  Bond sales . . . . . . . . . . . . . . . . . . .      197.3         228.3
  Bond maturities and scheduled redemptions  . . .       34.1          27.8
  Bond prepayments . . . . . . . . . . . . . . . .       51.6          31.9
  Stock purchases  . . . . . . . . . . . . . . . .      (15.7)         (6.5)
  Proceeds from stock sales  . . . . . . . . . . .        6.7           0.4
  Real estate purchases  . . . . . . . . . . . . .       (1.3)        (10.5)
  Real estate sales  . . . . . . . . . . . . . . .        0.4           8.5
  Other invested assets purchases  . . . . . . . .       (1.0)          0.0
  Proceeds from the sale of other invested assets         0.3           1.5
  Mortgage loans issued  . . . . . . . . . . . . .      (94.5)        (84.4)
  Mortgage loan repayments . . . . . . . . . . . .       32.4          17.7
  Other, net . . . . . . . . . . . . . . . . . . .      393.1        (104.6)
                                                      -------       -------
     NET CASH USED IN INVESTING ACTIVITIES . . . .      (18.2)       (379.8)
                                                      -------       -------
INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
 INVESTMENTS . . . . . . . . . . . . . . . . . . .      111.3         (44.7)
Cash and temporary cash investments at beginning of
 year. . . . . . . . . . . . . . . . . . . . . . .       31.9          76.6
                                                      -------       -------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR    $ 143.2       $  31.9
                                                      =======       =======



The accompanying notes are an integral part of the statutory-basis financial statements.

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES         John
Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of company-owned, unionized branch offices and independent general agencies. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions or increased benefits, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of prescribed statutory accounting practices. Accordingly, that project, which is expected to be approved by the NAIC in 1998 will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Goodwill is amortized on a straight-line basis over a ten year period.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $2.1 million in 1997 and $1.2 million in 1996.

  Real estate acquired in satisfaction of debt and held for sale is carried at the lower of cost or market as of the date of foreclosure.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1997, the IMR, net of 1997 amortization of $1.2 million, amounted to $7.8 million, which is included in policy reserves. The corresponding 1996 amounts were $1.2 million and $5.9 million, respectively.

Goodwill: The excess of cost over the statutory book value of the net assets of life insurance business acquired was $13.1 million and $15.1 million at December 31, 1997 and 1996, respectively, and generally is amortized over a ten-year period using a straight-line method.

Accumulated amortization was $8.8 million and $6.7 million at December 31, 1997 and 1996, respectively.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  The fair value of interest rate swaps and currency rate swaps is estimated using a discounted cash flow method adjusted for the difference between the rate of the existing swap and the current swap market rate. Discounted cash flows in foreign currencies are converted to U.S. dollars using current exchange rates.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1997. The fair value for commitments to purchase real estate approximates the amount of the initial commitment.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification basis. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

Policy Reserves: Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1997.

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return for the affiliated group. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made payments of $29.6 million in 1997 and $33.5 million in 1996.

Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

Adjustments to Policy Reserves: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions or increased benefits. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. During 1997, the Company refined certain assumptions inherent in the calculation of reserves related to AIDS claims under individual life policies resulting in a $6.4 million increase in stockholder's equity at December 31, 1997.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as
reductions of these items.     NOTE 2--ACQUISITION

On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made contingent payments to CPAL of $1.5 million during each of 1997 and 1996. Unamortized goodwill at December 31, 1997 was $13.1 million and is being amortized over ten years on a straight-line basis.

On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA manages the business assumed from Charter and does not currently issue new business.

NOTE 3--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:



                                                              1997        1996
                                                              ----        ----
                                                            (In millions)
Investment expenses  . . . . . . . . . . . . . . . . .   $          5.0   $7.0
Interest expense . . . . . . . . . . . . . . . . . . .              0.7    0.0
Depreciation expense . . . . . . . . . . . . . . . . .              1.1    0.9
Investment taxes . . . . . . . . . . . . . . . . . . .              0.4    0.5
                                                         --------------   ----
                                                         $          7.2   $8.4
                                                         ==============   ====



NOTE 4--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital losses consist of the following items:



                                                           1997         1996
                                                           ----         ----
                                  (In millions)
Net gains (losses) from asset sales . . . . . . . .   $          0.8    $(0.2)
Capital gains tax . . . . . . . . . . . . . . . . .             (0.7)    (1.0)
Net capital gains transferred to IMR  . . . . . . .             (3.1)    (0.3)
                                                      --------------    -----
Realized Capital Losses . . . . . . . . . . . . . .   $         (3.0)   $(1.5)
                                                      ==============    =====

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 4--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS--CONTINUED         Net
unrealized capital gains and other adjustments consist of the following items:



                                                           1997         1996
                                                           ----         ----
                                  (In millions)
Net gains from changes in security values and book
 value adjustments  . . . . . . . . . . . . . . . .   $          7.0    $ 3.7
Increase in asset valuation reserve . . . . . . . .             (2.0)    (1.2)
                                                      --------------    -----
Net Unrealized Capital Gains and Other Adjustments    $          5.0    $ 2.5
                                                      ==============    =====



NOTE 5--TRANSACTIONS WITH PARENT

The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1997 and 1996 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $123.6 million and $111.7 million in 1997 and 1996, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

The service fee charged to the Company by the Parent includes $0.9 million and $1.6 million in 1997 and 1996, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1997 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $22.0 million and $24.5 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $10.1 million and $15.7 million in 1997 and 1996, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1995 through 1997 issues of certain retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company made a net cash payment of $1.1 million and received a net cash payment of $35.0 million for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement increased the Company's net gain from operations by $9.8 million and $15.1 million and in 1997 and 1996, respectively.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1997 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock transferred $2.4 million of cash for mortality claims to the Company, which increased the Company's net gain from operations by $1.3 million.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:



                                               Gross       Gross
                                  Statement  Unrealized  Unrealized     Fair
Year ended December 31, 1997        Value      Gains       Losses      Value
----------------------------      ---------  ----------  ----------    -----
                                                 (In millions)
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies  . .   $  254.5     $ 0.2        $0.1      $  254.6
Obligations of states and
 political subdivisions . . . .       12.1       1.0         0.0          13.1
Debt securities issued by
 foreign governments  . . . . .        0.2       0.0         0.0           0.2
Corporate securities  . . . . .      712.7      43.9         2.7         753.9
Mortgage-backed securities  . .      113.2       3.5         0.0         116.7
                                  --------     -----        ----      --------
Total bonds . . . . . . . . . .   $1,092.7     $48.6        $2.8      $1,138.5
                                  ========     =====        ====      ========





                                                 Gross       Gross
                                 Statement     Unrealized  Unrealized    Fair
Year ended December 31, 1996       Value         Gains       Losses     Value
----------------------------     ---------     ----------  ----------   -----
                                               (In millions)
U.S. Treasury securities and
 obligations of U.S.
 government corporations and
 agencies. . . . . . . . . .   $         44.4    $ 0.2        $0.2      $ 44.4
Obligations of states and
 political subdivisions  . .             12.6      0.4         0.0        13.0
Debt securities issued by
 foreign governments . . . .              0.8      0.1         0.0         0.9
Corporate securities . . . .            623.2     29.8         3.4       649.6
Mortgage-backed securities .             72.5     10.2         0.1        82.6
                               --------------    -----        ----      ------
Total bonds  . . . . . . . .   $        753.5    $40.7        $3.7      $790.5
                               ==============    =====        ====      ======



The statement value and fair value of bonds at December 31, 1997, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.



                                                          Statement     Fair
                                                            Value      Value
                                                          ---------    -----
                                                             (In millions)
Due in one year or less . . . . . . . . . . . . . . . .   $   89.1    $   90.7
Due after one year through five years . . . . . . . . .      466.8       477.0
Due after five years through ten years  . . . . . . . .      284.2       299.2
Due after ten years . . . . . . . . . . . . . . . . . .      139.4       154.9
                                                          --------    --------
                                                             979.5     1,021.8
Mortgage-backed securities  . . . . . . . . . . . . . .      113.2       116.7
                                                          --------    --------
                                                          $1,092.7    $1,138.5
                                                          ========    ========



Gross gains of $1.1 million in 1997 and $1.3 million in 1996 and gross losses of $4.5 million in 1997 and $2.1 million in 1996 were realized from the sale of bonds.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED

At December 31, 1997, bonds with an admitted asset value of $3.6 million were on deposit with state insurance departments to satisfy regulatory requirements.

The cost of common stocks was $0.0 million at December 31, 1997 and 1996, respectively. Gross unrealized appreciation on common stocks totaled $2.3 million, and gross unrealized depreciation totaled $0.0 million at December 31, 1997. The fair value of preferred stock totaled $17.2 million at December 31, 1997 and $9.6 million at December 31, 1996.

Bonds with amortized cost of $2.0 million were nonincome producing for the twelve months ended December 31, 1997.

At December 31, 1997, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.



                          Statement          Geographic            Statement
    Property Type           Value           Concentration            Value
    -------------         ---------         -------------          ---------
                        (In millions)                            (In millions)
Apartments. . . . . .      $104.1      East North Central . .       $ 32.7
Hotels. . . . . . . .         3.8      Middle Atlantic  . . .         11.3
Industrial. . . . . .        51.3      Mountain . . . . . . .         17.9
Office buildings  . .        32.2      New England  . . . . .         35.8
Retail. . . . . . . .        33.2      Pacific  . . . . . . .         64.2
Agricultural. . . . .        38.8      South Atlantic . . . .         67.9
Other . . . . . . . .        10.5      West North Central . .          2.5
                                       West South Central . .         41.6
                           ------                                   ------
                           $273.9                                   $273.9
                           ======                                   ======



At December 31, 1997, the fair values of the commercial and agricultural mortgage loans portfolios were $243.8 million and $42.0 million, respectively.
 The corresponding amounts as of December 31, 1996 were approximately $189.0 million and $30.4 million, respectively.

The maximum and minimum lending rates for mortgage loans during 1997 were 10.49% and 8.14% for agricultural loans and 8.53% and 7.42% for other properties.
 Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation.
 Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE

The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1997 were $427.4 million, $18.3 million, and $10.1 million, respectively. The corresponding amounts in 1996 were $384.3 million, $9.9 million, and $12.1 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business.
 No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1997 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The Company utilizes a variety of off-balance sheet financial instruments as part of its efforts to hedge and manage fluctuations in the market value of its investment portfolio attributable to changes in general interest rate levels and to manage duration mismatch of assets and liabilities. Those instruments include swaps, caps, and future contracts.

The Company enters into interest rate swap contracts for the purpose of converting the interest rate characteristics (fixed or variable) of certain investments to match those of related insurance liabilities. Maturities of current agreements range through 2011. These swaps involve, to varying degrees, interest rate risk in excess of amounts recognized in the statement of financial position.

The Company enters into interest rate cap contracts to manage exposure on underlying security values due to a rise in interest rates. Maturities of current agreements range through 2007.

The Company also uses financial futures contracts to hedge public bonds intended for future sale in order to lock in the market value at the date of contract.
 The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by changes in the value of the hedged items. The contract or notional amounts of the contracts represent the extent of the Company's involvement

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 8--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK--CONTINUED     but not
in the future cash requirements, as the Company intends to close the open positions prior to settlement. Net deferred losses on financial contracts were $2.8 million and $0.0 million at December 31, 1997 and 1996, respectively.

The Company enters into currency rate swap agreements to manage exposure to foreign exchange rate fluctuations. Maturities of current agreements range through 2009. Should the counterparty fail to meet the terms of the contract, the Company's market risk is limited to the currency rate differential.

The contract or notional amount of the foregoing financial instruments, which indicates the Company's involvement and in certain instances, maximum credit risk related to those instruments, is as follows:



                                   December 31
                                                       ----------------------
                                                            1997         1996
                                                            ----         ----
                                  (In millions)
Futures contracts to sell securities . . . . . . . .   $         40.8   $ 73.0
                                                       ==============   ======
Notional amount of interest rate swaps, currency rate swaps, and interest rate caps to:
  Receive variable rates . . . . . . . . . . . . . .   $        323.7   $215.9
                                                       ==============   ======
  Receive fixed rates  . . . . . . . . . . . . . . .   $         25.0   $ 26.6
                                                       ==============   ======



The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. The Company continually monitors its positions and the credit ratings of the counterparties to these financial instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would not be material.

Based on the market rates in effect at December 31, 1997, the Company's interest rate swaps, currency rate swaps and interest rate caps represented (assets) liabilities to the Company with fair values of $7.8 million, $2.1 million and $(1.4) million, respectively. The corresponding amounts as of December 31, 1996 were $2.3 million, $(8.2) million, and $(2.0) million, respectively. The fair values of the swap agreements are not recognized in the financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 9--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows:



                                                   December 31, 1997   Percent
                                                   -----------------   -------
                                                     (In millions)
Subject to discretionary withdrawal (with
 adjustment)
With market value adjustment . . . . . . . . . .       $    0.4          0.0%
At book value less surrender charge  . . . . . .          970.3         88.7
                                                       --------        -----
Total with adjustment  . . . . . . . . . . . . .          970.7         88.7
Subject to discretionary withdrawal at book value
 (without adjustment)  . . . . . . . . . . . . .          118.9         10.9
Not subject to discretionary withdrawal--general
 account . . . . . . . . . . . . . . . . . . . .            4.1          0.4
                                                       --------        -----
Total annuity reserves and deposit liabilities .       $1,093.7        100.0%
                                                       ========        =====



NOTE 10--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totalling $168.6 million and $28.3 million, respectively, at December 31, 1997. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $194.5 million at December 31, 1997. The majority of these commitments expire in 1998.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1997. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 11--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:



                                             Year ended December 31
                                   -----------------------------------------
                                            1997                  1996
                                   -----------------------  ----------------
                                    Carrying      Fair      Carrying    Fair
                                     Amount      Value       Amount    Value
                                    --------     -----      --------   -----
                                                 (In millions)
Assets
  Bonds--Note 6  . . . . . . . .    $1,092.7    $1,138.5     $753.5    $790.5
  Preferred stocks--Note 6 . . .        17.2        17.2        9.6       9.6
  Common stocks--Note 6  . . . .         2.3         2.3        1.4       1.4
  Mortgage loans on real
    estate--Note 6 . . . . . . .       273.9       285.8      212.1     219.4
  Policy loans--Note 1 . . . . .       106.8       106.8       80.8      80.8
  Cash and cash equivalents--Note
    1. . . . . . . . . . . . . .       143.2       143.2       31.9      31.9
Derivatives liabilities relating
 to:--Note 8
  Interest rate swaps  . . . . .          --         7.8         --       2.3
  Currency rate swaps  . . . . .          --         2.1         --      (8.2)
  Interest rate caps . . . . . .          --        (1.4)        --      (2.0)
Liabilities
  Commitments--Note 10 . . . . .          --       194.5         --      76.2



The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

NOTE 12--IMPACT OF YEAR 2000 (UNAUDITED)

The Company relies on John Hancock, its parent company, for information processing services. John Hancock has developed a plan to modify or replace significant portions of its computer information and automated technologies so that its systems, including those relied upon by the Company, will function properly with respect to the dates in the year 2000 and thereafter. The Company, along with John Hancock, presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for the computer systems upon which the Company relies. However, if certain modifications and conversions are not made, or are not completed timely, the year 2000 issue could have an adverse impact on the operations of the Company.

John Hancock as early as 1994 had begun assessing, modifying and converting the software related to its significant systems and has initiated formal communications with significant business partners and customers to determine the extent to which interface systems are vulnerable to those third parties' failure to remediate their own year 2000 issues. While John Hancock is developing alternative third party processing arrangements as it deems appropriate, there is no guarantee that the systems of other companies on which John Hancock's systems rely will be converted timely or will not have an adverse effect on John Hancock's systems, including those upon which the Company relies.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 12--IMPACT OF YEAR 2000 (UNAUDITED)--CONTINUED

John Hancock expects the project to be substantially complete by early 1999.
 This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this completion target will be achieved.

                     APPENDIX--OTHER POLICY PROVISIONS

SETTLEMENT PROVISIONS

  In place of a single payment, an amount of $1,000 or more payable under the Policy as a benefit or as the surrender value, if any, may be left with JHVLICO under the terms of a supplementary agreement. The agreement will be issued when the proceeds are applied through the election of any one of the options below.

  The following options are subject to the restrictions and limitations stated in the Policies.

     Option 1--Interest Income at the declared rate but not less than3 1/2% a year on proceeds held on deposit.

     Option 2A--Income of a Specified Amount, with payments each year totaling at least 1/12th of the proceeds, until the proceeds, with interest credited at the declared rate but not less than3 1/2% a year on unpaid balances, are fully paid.

     Option 2B--Income for a Fixed Period, with each payment as declared.

     Option 3--Life Income with Payments for a Guaranteed Period.

     Option 4--Life Income without Refund at the death of the Payee of any part of the proceeds applied. Only one payment is made if the Payee dies before the second payment is due.

     Option 5--Life Income with Cash Refund at the death of the Payee of the amount, if any, equal to the proceeds applied less the sum of all income payments made.

  No election of an option may provide for income payments of less than $50.

  Other options may be arranged with JHVLICO's approval, including optional methods of settlement available from John Hancock.

ADDITIONAL INSURANCE BENEFITS

  On payment of an additional premium and subject to certain age and insurance underwriting requirements, certain additional provisions, such as Disability Waiver of Premiums and Accidental Death Benefits, which are subject to the restrictions and limitations set forth therein, may be included in a Policy.

GENERAL PROVISIONS

  BENEFICIARY. The Beneficiary will be as shown in the application for the Policy, unless thereafter changed by the Owner in accordance with the terms of the Policy. If the insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary, but if the insured was the Owner, the Owner's estate will be the Beneficiary.

  ASSIGNMENT. The Owner's interest in the Policy may be assigned without the consent of any revocable Beneficiary. JHVLICO will not be on notice of any assignment unless it is in writing and until a duplicate of the original assignment has been filed at JHVLICO's Servicing Office. JHVLICO assumes no responsibility for the validity or sufficiency of any assignment.

  AGE AND SEX. If the age or sex of the insured has been misstated, JHVLICO will adjust the Initial Sum Insured and every other benefit to that which the premium paid would have purchased at the correct age and sex.

  SUICIDE. If the insured commits suicide, while sane or insane, within 2 years (except where state law requires a shorter period) from the issue date shown in the Policy, JHVLICO will pay in place of all other benefits an amount equal to the premiums paid less any indebtedness.

  AVIATION ACTIVITY EXCLUSION. If the insured dies in an aviation accident while a crew member on other than a commercial aircraft and the Policy provides at the request of the Owner for a limited benefit in such situation, JHVLICO will pay in place of all other benefits an amount equal to the greater of the premiums paid or the surrender value, less indebtedness.

  INCONTESTABILITY. The Policy, except for any provision for a disability benefit or additional benefits provisions added after issue, shall be incontestable after it has been in force during the lifetime of the insured for 2 years from its issue date except for nonpayment of premium.

  DEFERRAL OF DETERMINATIONS AND PAYMENTS. If the Policy is not on a fixed non-forfeiture option, payment of any death, surrender, or loan proceeds will ordinarily be made within seven days after receipt at JHVLICO's Servicing Office of all documents required for any such payment. Approximately two-thirds of the claims for death proceeds which are made within two years after the date of issue of the Policy will be investigated to determine whether the claim should be contested and payment of these claims will therefore be delayed.

  JHVLICO may defer the determination, payment or application of such amounts if the effective date for determining such amounts falls within any period during which: (1) the disposal or valuation of the Accounts' assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the Commissions' rules and regulations, trading is restricted or an emergency is deemed to exist or (2) the Commission by order permits postponement of such actions for the protection of JHVLICO Owners.

  Under a Policy being continued under a fixed non-forfeiture option payment of the cash value or loan proceeds may be deferred by JHVLICO for up to six months after receipt of a request therefor. Interest will be accrued at an annual rate of3 1/2% if such a deferment extends beyond 29 days.
  The foregoing description of Policy provisions is qualified by reference to the specimen Policies which have been filed as exhibits to the Registration Statement and to any variations in Policy provisions required by the regulatory authorities of the state that has approved the Policy for issue.

                         APPENDIX--IMPACT OF YEAR 2000


  The advent of the Year 2000 presents a technological challenge to JHVLICO. In close cooperation with John Hancock Mutual Life Insurance Company, its ultimate parent, JHVLICO has developed a plan to modify or replace significant portions of JHVLICO's computer information and automated technologies so that its systems will function properly with respect to dates in the year 2000 and thereafter.
  The plan also involves coordination and testing with business partners to ensure that external factors do not adversely impact JHVLICO's systems. JHVLICO presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed on time, the year 2000 issue could have an adverse impact on the operations of JHVLICO.

  JHVLICO expects the project to be substantially complete by early 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this estimate will be achieved, that these steps will be sufficient or that actual results may not differ materially from those anticipated.

APPENDIX--ILLUSTRATION OF DEATH BENEFITS, CASH VALUES AND ACCUMULATED PREMIUMS.

  The following tables illustrate the way in which the three types of Policies operate. Each table illustrates the changes in the death benefit and cash value of the base Policy, disregarding any dividends or Policy loans. Each table separately illustrates the operation of a Policy assuming dividends WHICH ARE NOT GUARANTEED are used to purchase additional variable paid-up death benefits. The tables show how the death benefit and cash value may vary over an extended period of time assuming the subaccounts experience hypothetical rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6% and 12%. The tables are based on given annual premiums for a standard risk and will assist in a comparison of the total death benefit and cash value figures set forth in the tables with those under other variable life insurance policies which may be issued by JHVLICO or other companies. The death benefit and cash value for a Policy would be different from those shown if premiums are paid more frequently than annually or if the actual gross rates of investment return applicable to the Policy average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual Policy years.

  The amounts shown for the death benefit and cash value as of the end of each Policy year reflect a total asset charge of 1.086% comprised of the daily charge against the Account for mortality and expense risks (equivalent to an effective annual rate of .50% of the value of the Account's assets), an average asset charge for the daily investment advisory expense charges to the Portfolios of the Fund (equivalent to an effective annual rate of .39%) and an assumed average asset charge for the annual non-advisory operating expenses of each Portfolio of the Fund (equivalent to an effective annual rate of .20%). For a description of expenses charged to the Portfolios, including the reimbursement of any Portfolio for annual non-advisory operating expenses in excess of an effective annual rate of .25%, a continuing obligation of the Fund's investment adviser, see the attached prospectus for the Fund. The charges for the daily investment management fee and the annual non-advisory operating expenses are based on the hypothetical assumption that Policy values are allocated equally among the seven subaccounts. The actual charges and expenses associated with any Policy may be more or less than 1.086% and will vary depending upon the actual allocation of Policy values among subaccounts.

  The tables reflect that no charge is currently made to the Account for Federal income taxes. However, JHVLICO reserves the right to make such a charge in the future and any charge would require higher rates of investment return in order to produce the same Policy values.

  The second column of each table shows the amount to which the total premiums to the end of a Policy year during the premium paying period would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.

  The death benefits (and resulting cash values) shown for additional variable paid-up death benefits purchased with dividends paid under a Policy are illustrative of those which would be paid if investment returns of 0%, 6% and 12% are realized, if JHVLICO's mortality and expense experience in the future is as currently experienced and if its dividend scale remains unchanged. However, as experience has clearly shown, conditions cannot be expected to continue unchanged, and accordingly dividend scales must be expected to change from time to time. MOREOVER, THERE IS NO GUARANTEE AS TO THE AMOUNT OF DIVIDENDS, IF ANY, THAT WILL BE PAID UNDER A POLICY. Although the tables are based on the assumption that dividends will be used to purchase additional variable paid-up death benefits, other dividend options are available. (See "Annual Dividends".)

  JHVLICO will furnish upon request a comparable illustration reflecting the proposed insured's age, sex, smoking status and the Initial Sum Insured or premium amount requested, and assuming that premiums are paid on an annual basis and the proposed insured is a standard risk.

PLAN: VARIABLE WHOLE LIFE 100 AGE 25 YEARS MALE--NON-SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $135,135 ANNUAL PREMIUM $1,250.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                                0%                        6%                        12%
                     ------------------------  ------------------------  -------------------------
                          Death Benefit             Death Benefit              Death Benefit
         Prms Accum  ------------------------  ------------------------  -------------------------
             at       Base    Var Pu            Base    Var Pu            Base    Var Pu
 Year     5%/Annum   Policy    Adds    Total   Policy    Adds    Total   Policy    Adds      Total
-------  ----------  -------  ------  -------  -------  ------  -------  -------  -------  ---------
     1      1,313    135,135      0   135,135  135,550       0  135,550  142,561        0   142,561
     2      2,691    135,135    208   135,343  135,588     208  135,796  143,283      208   143,491
     3      4,138    135,135    400   135,535  135,786     410  136,196  147,033      421   147,454
     4      5,657    135,135    575   135,710  135,993     608  136,600  151,098      642   151,739
     5      7,252    135,135    734   135,869  136,206     799  137,005  155,417      869   156,286
     6      8,928    135,135    879   136,014  136,423     986  137,409  159,987    1,105   161,092
     7     10,686    135,135  1,011   136,146  136,644   1,168  137,812  164,813    1,350   166,164
     8     12,533    135,135  1,153   136,288  136,870   1,374  138,244  169,906    1,679   171,585
     9     14,472    135,135  1,302   136,437  137,099   1,601  138,700  175,277    2,126   177,403
    10     16,508    135,135  1,458   136,593  137,332   1,853  139,185  180,939    2,712   183,652
    15     28,322    135,135  2,420   137,555  138,519   3,981  142,500  213,370    8,251   221,620
    20     43,399    135,135  3,384   138,519  139,804   7,708  147,512  255,762   19,892   275,654
    25     62,642    135,135  4,103   139,238  141,231  12,607  153,838  312,737   40,264   353,002
    30     87,201    135,135  4,595   139,730  142,712  18,666  161,378  386,200   74,054   460,254
    35    118,545    135,135  4,986   140,121  144,248  26,213  170,461  481,203  129,322   610,525
Age 65    158,550    135,135  5,342   140,477  145,835  35,315  181,150  604,241  217,588   821,829





                              0%                      6%                       12%
                    ----------------------  ----------------------  -------------------------
                          Cash Value              Cash Value               Cash Value
         Base Prem  ----------------------  ----------------------  -------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds      Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------  -------  ---------
     1      1,313       94      0       94      99       0      99      105        0       105
     2      2,691      934     34      968     995      34   1,028    1,056       34     1,090
     3      4,138    1,774     67    1,841   1,937      69   2,007    2,108       71     2,179
     4      5,657    2,613    100    2,713   2,929     106   3,035    3,269      112     3,381
     5      7,252    3,448    132    3,580   3,968     145   4,112    4,548      158     4,706
     6      8,928    4,278    164    4,443   5,056     185   5,241    5,957      208     6,165
     7     10,686    5,101    196    5,297   6,192     227   6,420    7,503      264     7,767
     8     12,533    5,915    232    6,147   7,379     277   7,656    9,202      340     9,542
     9     14,472    6,720    271    6,991   8,614     335   8,949   11,063      447    11,510
    10     16,508    7,513    315    7,828   9,899     402  10,301   13,102      591    13,693
    15     28,322   11,495    627   12,123  17,345   1,036  18,381   26,840    2,156    28,996
    20     43,399   15,037  1,045   16,082  26,110   2,390  28,499   47,986    6,193    54,178
    25     62,642   17,723  1,498   19,221  35,800   4,623  40,423   79,639   14,826    94,465
    30     87,201   19,972  1,967   21,938  46,822   8,025  54,847  127,290   31,977   159,267
    35    118,545   21,708  2,473   24,181  58,936  13,060  71,996  197,510   64,715   262,225
Age 65    158,550   22,958  3,032   25,990  71,982  20,142  92,124  299,610  124,650   424,260




---------
* Corresponding to modal premiums of: Semi-annual $638.73, Quarterly $325.90, Special Monthly $108.30
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE 100 AGE 40 YEARS MALE--NON-SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $113,968 ANNUAL PREMIUM $2,000.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                                0%                        6%                        12%
                     ------------------------  ------------------------  -------------------------
                          Death Benefit             Death Benefit              Death Benefit
         Prms Accum  ------------------------  ------------------------  -------------------------
             at       Base    Var Pu            Base    Var Pu            Base    Var Pu
 Year     5%/Annum   Policy    Adds    Total   Policy    Adds    Total   Policy    Adds      Total
-------  ----------  -------  ------  -------  -------  ------  -------  -------  -------  ---------
     1      2,100    113,968      0   113,968  114,318       0  114,318  120,231        0   120,231
     2      4,305    113,968    102   114,070  114,417     102  114,519  122,111      102   122,213
     3      6,620    113,968    196   114,164  114,581     202  114,783  125,257      262   125,519
     4      9,051    113,968    282   114,250  114,754     342  115,096  128,695      511   129,206
     5     11,604    113,968    362   114,330  114,931     536  115,467  132,341      854   133,196
     6     14,284    113,968    459   114,427  115,112     780  115,892  136,184    1,296   137,479
     7     17,098    113,968    577   114,545  115,295   1,072  116,367  140,221    1,840   142,061
     8     20,053    113,968    735   114,703  115,480   1,437  116,917  144,460    2,529   146,989
     9     23,156    113,968    923   114,891  115,667   1,867  117,535  148,909    3,365   152,273
    10     26,413    113,968  1,139   115,107  115,857   2,366  118,224  153,577    4,367   157,944
    15     45,315    113,968  2,421   116,389  116,823   5,812  122,635  180,222   12,462   192,684
    20     69,438    113,968  3,776   117,744  117,844  10,765  128,609  214,207   27,661   241,868
Age 65    100,226    113,968  4,895   118,863  118,945  16,990  135,935  258,552   53,375   311,927
    30    139,521    113,968  5,836   119,804  120,069  24,212  144,791  314,489   95,727   410,216
    35    189,672    113,968  6,651   120,619  121,212  34,125  155,337  385,101  163,843   548,944





                              0%                      6%                       12%
                    ----------------------  ----------------------  -------------------------
                          Cash Value              Cash Value               Cash Value
         Base Prem  ----------------------  ----------------------  -------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds      Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------  -------  ---------
     1      2,100      591      0      591     626       0     626      662        0       662
     2      4,305    1,986     28    2,014   2,137      28   2,165    2,291       28     2,319
     3      6,620    3,350     57    3,407   3,694      58   3,752    4,056       76     4,132
     4      9,051    4,682     84    4,767   5,296     102   5,399    5,967      154     6,121
     5     11,604    5,984    112    6,096   6,947     166   7,113    8,036      266     8,302
     6     14,284    7,254    147    7,401   8,644     250   8,894   10,273      417    10,690
     7     17,098    8,494    191    8,685  10,391     356  10,746   12,695      613    13,308
     8     20,053    9,705    251    9,956  12,187     493  12,680   15,315      871    16,186
     9     23,156   10,886    326   11,212  14,035     662  14,697   18,151    1,198    19,350
    10     26,413   12,037    416   12,453  15,934     868  16,801   21,218    1,607    22,826
    15     45,315   17,504  1,037   18,541  26,385   2,499  28,884   40,891    5,380    46,270
    20     69,438   22,070  1,878   23,948  37,910   5,381  43,291   69,226   13,883    83,110
Age 65    100,226   25,346  2,780   28,126  49,861   9,691  59,552  108,880   30,573   139,453
    30    139,521   27,731  3,736   31,467  62,133  15,892  78,025  163,488   61,828   225,316
    35    189,672   29,282  4,725   34,007  74,287  24,354  98,641  237,100  117,438   354,538




---------
* Corresponding to modal premiums of: Semi-annual $1,021.60, Quarterly $520.90, Special Monthly $172.80
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE P50 AGE 25 YEARS MALE--NON-SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $65,723 ANNUAL PREMIUM $700.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Qualified


                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1        735    65,723      0   65,723  65,925       0  65,925   69,335       0    69,335
     2      1,507    65,723      0   65,723  65,930       0  65,930   69,442       0    69,442
     3      2,317    65,723    175   65,898  66,029     192  66,221   71,304     211    71,515
     4      3,168    65,723    352   66,075  66,130     402  66,533   73,289     456    73,745
     5      4,061    65,723    527   66,250  66,234     625  66,859   75,389     735    76,124
     6      4,999    65,723    702   66,425  66,340     862  67,202   77,607   1,052    78,659
     7      5,984    65,723    876   66,599  66,448   1,114  67,562   79,948   1,407    81,356
     8      7,019    65,723  1,056   66,779  66,557   1,388  67,945   82,417   1,816    84,234
     9      8,105    65,723  1,240   66,963  66,669   1,684  68,352   85,021   2,282    87,302
    10      9,245    65,723  1,428   67,151  66,782   2,002  68,784   87,765   2,810    90,575
    15     15,860    65,723  2,434   68,157  67,358   4,007  71,365  103,443   6,732   110,175
    20     24,303    65,723  3,406   69,129  67,982   6,620  74,601  123,953  13,481   137,433
    25     35,079    65,723  4,135   69,858  68,677   9,555  78,232  151,610  23,919   175,529
    30     48,833    65,723  4,571   70,294  69,399  12,600  81,999  187,256  39,210   226,466
    35     66,385    65,723  4,740   70,463  70,147  15,688  85,835  233,343  61,314   294,657
Age 65     88,788    65,723  4,692   70,415  70,919  18,763  89,682  293,022  92,895   385,917





                              0%                      6%                      12%
                    ----------------------  ----------------------  ------------------------
                          Cash Value              Cash Value               Cash Value
         Base Prem  ----------------------  ----------------------  ------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1       735        13      0       13      14       0      14       15       0        15
     2     1,507       423      0      423     450       0     450      476       0       476
     3     2,317       834     29      863     908      32     941      985      35     1,021
     4     3,168     1,244     61    1,305   1,390      70   1,461    1,548      80     1,628
     5     4,061     1,652     95    1,747   1,896     113   2,009    2,168     133     2,301
     6     4,999     2,057    131    2,188   2,425     162   2,587    2,850     198     3,048
     7     5,984     2,459    170    2,629   2,978     217   3,195    3,600     275     3,874
     8     7,019     2,857    212    3,069   3,555     280   3,835    4,423     368     4,790
     9     8,105     3,250    258    3,508   4,156     352   4,508    5,324     479     5,804
    10     9,245     3,637    309    3,946   4,781     435   5,216    6,312     612     6,925
    15    15,860     5,592    631    6,223   8,416   1,043   9,459   12,984   1,759    14,743
    20    24,303     7,332  1,051    8,383  12,696   2,052  14,749   23,256   4,197    27,453
    25    35,079     8,636  1,509   10,145  17,409   3,503  20,912   38,608   8,808    47,416
    30    48,833     9,727  1,956   11,683  22,769   5,417  28,186   61,719  16,933    78,652
    35    66,385    10,569  2,351   12,920  28,660   7,817  36,477   95,776  30,686   126,461
Age 65    88,788    11,176  2,664   13,839  35,004  10,702  45,706  145,295  53,222   198,517




---------
* Corresponding to modal premiums of: Semi-annual $357.95, Quarterly $182.90, Special Monthly $61.00
DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE P50 AGE 40 YEARS MALE--NON-SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $62,945 ANNUAL PREMIUM $1,200.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1      1,260    62,945      0   62,945  63,138       0  63,138   66,404       0    66,404
     2      2,583    62,945      0   62,945  63,183       0  63,183   67,251       0    67,251
     3      3,972    62,945     98   63,043  63,273     119  63,392   68,979     140    69,119
     4      5,431    62,945    212   63,157  63,369     264  63,633   70,870     322    71,192
     5      6,962    62,945    338   63,283  63,467     435  63,901   72,875     547    73,422
     6      8,570    62,945    472   63,417  63,566     627  64,193   74,988     814    75,802
     7     10,259    62,945    605   63,550  63,667     829  64,496   77,207   1,114    78,321
     8     12,032    62,945    752   63,697  63,769   1,060  64,830   79,536   1,471    81,007
     9     13,893    62,945    903   63,848  63,873   1,311  65,184   81,981   1,879    83,860
    10     15,848    62,945  1,061   64,006  63,977   1,584  65,562   84,546   2,345    86,890
    15     27,189    62,945  1,911   64,856  64,509   3,297  67,806   99,150   5,778   104,928
    20     41,663    62,945  2,691   65,636  65,071   5,414  70,486  117,795  11,414   129,209
Age 65     60,136    62,945  3,279   66,224  65,682   7,724  73,406  142,241  19,839   162,080
    30     83,713    62,945  3,713   66,658  66,304  10,211  76,516  173,058  32,226   205,284
    35    113,804    62,945  3,971   66,916  66,936  12,826  79,673  211,949  50,237   262,186





                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                           Cash Value              Cash Value               Cash Value
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1      1,260       251      0      251     266      0      266      281       0       281
     2      2,583     1,026      0    1,026   1,101      0    1,101    1,177       0     1,177
     3      3,972     1,784     28    1,813   1,962     34    1,996    2,149      41     2,189
     4      5,431     2,525     63    2,588   2,848     79    2,927    3,200      97     3,296
     5      6,962     3,248    104    3,353   3,760    135    3,895    4,338     170     4,508
     6      8,570     3,954    151    4,105   4,699    201    4,900    5,568     262     5,830
     7     10,259     4,643    200    4,843   5,664    275    5,939    6,900     371     7,271
     8     12,032     5,316    257    5,573   6,657    364    7,021    8,341     507     8,848
     9     13,893     5,972    319    6,292   7,679    465    8,144    9,901     669    10,570
    10     15,848     6,612    388    7,000   8,729    581    9,310   11,588     863    12,451
    15     27,189     9,670    818   10,488  14,530  1,418   15,947   22,435   2,494    24,929
    20     41,663    12,227  1,335   13,562  20,933  2,698   23,631   38,068   5,711    43,780
Age 65     60,136    14,029  1,862   15,892  27,533  4,405   31,938   59,900  11,365    71,265
    30     83,713    15,340  2,377   17,717  34,311  6,567   40,878   89,965  20,816   110,781
    35    113,804    16,191  2,821   19,013  41,023  9,154   50,177  130,493  36,012   166,505




---------
*Corresponding to modal premiums of Semi-annual $613.20, Quarterly $312.90,
 Special Monthly $104.00.
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE P50 AGE 25 YEARS MALE--SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $61,670 ANNUAL PREMIUM $700.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1        735    61,670      0   61,670  61,859       0  61,859   65,059       0    65,059
     2      1,507    61,670      0   61,670  61,865       0  61,865   65,160       0    65,160
     3      2,317    61,670    164   61,834  61,957     181  62,138   66,907     198    67,105
     4      3,168    61,670    331   62,001  62,052     378  62,430   68,769     428    69,198
     5      4,061    61,670    495   62,165  62,150     586  62,736   70,740     690    71,430
     6      4,999    61,670    659   62,329  62,249     809  63,058   72,821     987    73,808
     7      5,984    61.670    822   62,492  62,350   1,045  63,395   75,018   1,321    76,339
     8      7,019    61,670    991   62,661  62,453   1,303  63,755   77,335   1,705    79,039
     9      8,105    61,670  1,163   62,833  62,557   1,580  64,137   79,778   2,141    81,919
    10      9,245    61,670  1,339   63,009  62,664   1,879  64,543   82,352   2,637    84,989
    15     15,860    61,670  2,283   63,953  63,204   3,760  66,964   97,064   6,317   103,381
    20     24,303    61.670  3,195   64,865  63,789   6,211  70,001  116,309  12,650   128,959
    25     35,079    61,670  3,880   65,550  64,442   8,965  73,408  142,261  22,445   164,705
    30     48,833    61,670  4,289   65,959  65,119  11,823  76,942  175,708  36,793   212,501
    35     66,385    61,670  4,448   66,118  65,821  14,721  80,542  218,954  57,534   276,488
Age 65     88,788    61,670  4,402   66,072  66,546  17,606  84,152  274,952  87,168   362,121





                              0%                      6%                      12%
                    ----------------------  ----------------------  ------------------------
                          Cash Value              Cash Value               Cash Value
         Base Prem  ----------------------  ----------------------  ------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1       735        12      0       12      13       0      13       14       0        14
     2     1,507       397      0      397     422       0     422      446       0       446
     3     2,317       782     28      810     852      30     883      924      33       958
     4     3,168     1,167     58    1,224   1,305      66   1,370    1,452      75     1,527
     5     4,061     1,550     89    1,639   1,779     106   1,885    2,034     125     2,159
     6     4,999     1,930    123    2,053   2,276     152   2,428    2,675     186     2,860
     7     5,984     2,307    159    2,466   2,794     203   2,998    3,378     258     3,635
     8     7,019     2,681    199    2,880   3,336     263   3,599    4,150     345     4,495
     9     8,105     3,049    242    3,292   3,900     331   4,230    4,996     450     5,446
    10     9,245     3,413    290    3,702   4,486     408   4,894    5,923     575     6,498
    15    15,860     5,247    592    5,839   7,897     979   8,876   12,183   1,651    13,834
    20    24,303     6,880    986    7,866  11,913   1,926  13,839   21,822   3,939    25,760
    25    35,079     8,103  1,416    9,519  16,335   3,287  19,622   36,227   8,265    44,492
    30    48,833     9,127  1,836   10,963  21,365   5,083  26,448   57,913  15,889    73,802
    35    66,385     9,918  2,206   12,123  26,893   7,334  34,227   89,870  28,794   118,663
Age 65    88,788    10,487  2,499   12,986  32,846  10,042  42,888  136,335  49,941   186,276




---------
* Corresponding to modal premiums of: Semi-annual $357.95, Quarterly $182.90. Special Monthly $61.00.
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE ARE ILLLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE P50 AGE 40 YEARS MALE--SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $57,644 ANNUAL PREMIUM $1,200.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1      1,260    57,644      0   57,644  57,821       0  57,821   60,812       0    60,812
     2      2,583    57,644      0   57,644  57,862       0  57,862   61,587       0    61,587
     3      3,972    57,644     90   57,734  57,945     109  58,053   63,170     128    63,299
     4      5,431    57,644    194   57,838  58,032     242  58,274   64,902     295    65,197
     5      6,962    57,644    309   57,953  58,122     398  58,520   66,738     501    67,239
     6      8,570    57,644    432   58,076  58,213     574  58,787   68,672     746    69,418
     7     10,259    57,644    554   58,198  58,305     759  59,065   70,705   1,020    71,725
     8     12,032    57,644    688   58,332  58,399     971  59,370   72,838   1,347    74,185
     9     13,893    57,644    827   58,471  58,494   1,201  59,695   75,077   1,721    76,797
    10     15,848    57,644    972   58,616  58,589   1,451  60,040   77,425   2,148    79,573
    15     27,189    57,644  1,750   59,394  59,076   3,019  62,096   90,800   5,291    96,092
    20     41,663    57,644  2,464   60,108  59,591   4,959  64,550  107,875  10,453   118,327
Age 65     60,136    57,644  3,003   60,647  60,151   7,073  67,224  130,262  18,169   148,430
    30     83,712    57,644  3,400   61,044  60,720   9,351  70,072  158,484  29,512   187,996
    35    113,803    57,644  3,637   61,281  61,299  11,746  73,045  194,100  46,007   240,106





                              0%                      6%                      12%
                    ----------------------  ----------------------  ------------------------
                          Cash Value              Cash Value               Cash Value
         Base Prem  ----------------------  ----------------------  ------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1      1,260      230      0      230     244      0      244      258       0       258
     2      2,583      940      0      940   1,008      0    1,008    1,078       0     1,078
     3      3,972    1,634     26    1,660   1,797     31    1,828    1,968      37     2,005
     4      5,431    2,312     58    2,370   2,608     72    2,681    2,930      88     3,019
     5      6,962    2,975     96    3,070   3,444    123    3,567    3,972     156     4,128
     6      8,570    3,621    138    3,759   4,303    184    4,487    5,099     240     5,339
     7     10,259    4,252    183    4,435   5,187    252    5,439    6,319     340     6,659
     8     12,032    4,868    235    5,103   6,097    333    6,430    7,639     464     8,103
     9     13,893    5,469    292    5,762   7,032    426    7,458    9,067     613     9,680
    10     15,848    6,055    355    6,410   7,994    532    8,526   10,612     790    11,402
    15     27,189    8,856    749    9,605  13,306  1,298   14,604   20,545   2,284    22,830
    20     41,663   11,197  1,222   12,420  19,170  2,471   21,641   34,862   5,230    40,093
Age 65     60,136   12,848  1,705   14,553  25,214  4,034   29,249   54,855  10,408    65,263
    30     83,712   14,048  2,177   16,225  31,421  6,014   37,435   82,389  19,063   101,451
    35    113,803   14,828  2,584   17,412  37,568  8,383   45,951  119,504  32,979   152,483




---------
* Corresponding to modal premiums of: Semi-Annual $613.20, Quarterly $312.90, Special Monthly $104.00
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE AGE 25 YEARS MALE--NON-SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $28,930 ANNUAL PREMIUM $350.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1        368    28,930      0   28,930  29,019      0   29,019   30,520       0    30,520
     2        753    28,930      0   28,930  29,021      0   29,021   30,567       0    30,567
     3      1,159    28,930     26   28,956  29,065     26   29,090   31,387      33    31,419
     4      1,584    28,930     49   28,979  29,109     61   29,171   32,260      81    32,341
     5      2,031    28,930     79   29,009  29,155    106   29,261   33,185     143    33,328
     6      2,500    28,930    114   29,044  29,202    160   29,361   34,161     222    34,383
     7      2,992    28,930    152   29,082  29,249    222   29,471   35,192     316    35,508
     8      3,509    28,930    199   29,129  29,297    296   29,593   36,279     432    36,711
     9      4,052    28,930    251   29,181  29,346    382   29,729   37,424     573    37,997
    10      4,622    28,930    310   29,240  29,396    482   29,878   38,632     739    39,371
    15      7,930    28,930  1,001   29,931  29,650  1,533   31,183   45,534   2,474    48,008
    20     12,152    28,930  1,741   30,671  29,924  3,006   32,931   54,562   5,636    60,198
    25     17,540    28,930  2,208   31,138  30,230  4,526   34,756   66,736  10,369    77,105
    30     24,416    28,930  2,440   31,370  30,548  6,022   36,570   82,426  17,198    99,625
    35     33,193    28,930  2,513   31,443  30,877  7,507   38,384  102,713  27,021   129,734
Age 65     44,394    28,930  2,479   31,409  31,217  8,977   40,194  128,983  41,035   170,018





                             0%                      6%                     12%
                    ---------------------  ----------------------  ----------------------
                         Cash Value              Cash Value              Cash Value
         Base Prem  ---------------------  ----------------------  ----------------------
         Accum at    Base   Var Pu          Base   Var Pu           Base   Var Pu
 Year    5%/Annum   Policy   Adds   Total  Policy   Adds   Total   Policy   Adds    Total
-------  ---------  ------  ------  -----  ------  ------  ------  ------  ------  --------
     1       368        6       0       6       6      0        6       7       0        7
     2       753      186       0     186     198      0      198     209       0      209
     3     1,159      367       4     371     400      4      404     434       5      439
     4     1,584      547       9     556     612     11      623     681      14      695
     5     2,031      727      14     741     835     19      854     954      26      980
     6     2,500      905      21     927   1,068     30    1,098   1,255      42    1,296
     7     2,992    1,082      30   1,112   1,311     43    1,354   1,585      62    1,646
     8     3,509    1,257      40   1,297   1,565     60    1,625   1,947      88    2,034
     9     4,052    1,430      52   1,483   1,829     80    1,909   2,344     120    2,464
    10     4,622    1,601      67   1,668   2,105    105    2,209   2,779     161    2,940
    15     7,930    2,462     260   2,721   3,705    399    4,104   5,715     646    6,362
    20    12,152    3,227     538   3,765   5,589    932    6,521  10,237   1,755   11,991
    25    17,540    3,801     806   4,607   7,663  1,659    9,322  16,994   3,818   20,813
    30    24,416    4,282   1,044   5,326  10,022  2,589   12,612  27,167   7,427   34,595
    35    33,193    4,652   1,247   5,899  12,616  3,740   16,356  42,159  13,523   55,682
Age 65    44,394    4,919   1,407   6,327  15,408  5,120   20,528  63,956  23,510   87,466




---------
* Corresponding to modal premiums of: Semi-annual $179.28, Quarterly $91.90, Special Monthly $30.90
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE AGE 40 YEARS MALE--NON-SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $28,661 ANNUAL PREMIUM $600.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                               0%                      6%                      12%
                     ----------------------  ----------------------  -----------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  -----------------------
             at       Base   Var Pu           Base   Var Pu           Base   Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy   Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  ------  ------  ---------
     1        630    28,661      0   28,661  28,749      0   28,749  30,236       0    30,236
     2      1,291    28,661      0   28,661  28,752      0   28,752  30,284       0    30,284
     3      1,986    28,661     15   28,676  28,795     17   28,812  31,101      26    31,127
     4      2,715    28,661     35   28,696  28,839     50   28,889  31,965      72    32,037
     5      3,481    28,661     64   28,725  28,884     94   28,978  32,873     136    33,009
     6      4,285    28,661    102   28,763  28,929    152   29,082  33,825     221    34,046
     7      5,129    28,661    142   28,803  28,975    217   29,192  34,823     320    35,144
     8      6,016    28,661    190   28,851  29,021    296   29,317  35,870     445    36,315
     9      6,947    28,661    245   28,906  29,068    386   29,455  36,968     592    37,559
    10      7,924    28,661    305   28,966  29,116    489   29,604  38,119     765    38,884
    15     13,594    28,661  1,041   29,702  29,355  1,584   30,939  44,623   2,551    47,174
    20     20,831    28,661  1,800   30,461  29,610  3,043   32,652  52,948   5,621    58,569
Age 65     30,068    28,661  2,260   30,921  29,891  4,474   34,365  64,018   9,994    74,012
    30     41,856    28,661  2,512   31,173  30,177  5,897   36,074  77,947  16,251    94,198
    35     56,901    28,661  2,630   31,291  30,466  7,342   37,809  95,511  25,239   120,750





                             0%                      6%                     12%
                    ---------------------  ----------------------  ----------------------
                         Cash Value              Cash Value              Cash Value
         Base Prem  ---------------------  ----------------------  ----------------------
         Accum at    Base   Var Pu          Base   Var Pu           Base   Var Pu
 Year    5%/Annum   Policy   Adds   Total  Policy   Adds   Total   Policy   Adds    Total
-------  ---------  ------  ------  -----  ------  ------  ------  ------  ------  --------
     1       630       12       0      12      12      0       12      13       0       13
     2     1,291      371       0     371     394      0      394     417       0      417
     3     1,986      722       4     726     787      5      792     854       8      861
     4     2,715    1,065      11   1,076   1,191     15    1,206   1,327      22    1,348
     5     3,481    1,401      20   1,421   1,608     29    1,637   1,839      42    1,881
     6     4,285    1,728      32   1,761   2,037     49    2,085   2,392      71    2,463
     7     5,129    2,048      47   2,095   2,477     72    2,549   2,991     107    3,098
     8     6,016    2,360      65   2,425   2,931    102    3,032   3,639     153    3,792
     9     6,947    2,664      87   2,751   3,397    137    3,534   4,341     211    4,551
    10     7,924    2,961     112   3,073   3,877    179    4,056   5,099     282    5,380
    15    13,594    4,406     446   4,851   6,558    681    7,239  10,014   1,101   11,115
    20    20,831    5,618     893   6,511   9,525  1,516   11,041  17,112   2,812   19,924
Age 65    30,068    6,429   1,283   7,712  12,530  2,552   15,082  26,959   5,725   32,684
    30    41,856    7,018   1,608   8,626  15,616  3,792   19,408  40,521  10,497   51,018
    35    56,901    7,398   1,868   9,267  18,672  5,240   23,912  58,804  18,092   76,897




---------
* Corresponding to modal premiums of: Semi-Annual $306.90. Quarterly $156.90, Special Monthly $52.40.
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE ARE ILLLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE AGE 25 YEARS MALE--SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $27,223 ANNUAL PREMIUM $350.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed


                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1        368    27,223      0   27,223  27,307      0   27,307   28,719       0    28,719
     2        753    27,223      0   27,223  27,309      0   27,309   28,764       0    28,764
     3      1,159    27,223     24   27,247  27,350     24   27,374   29,535      31    29,565
     4      1,584    27,223     47   27,270  27,392     58   27,450   30,357      76    30,433
     5      2,031    27,223     74   27,297  27,435    100   27,534   31,227     135    31,361
     6      2,500    27,223    107   27,330  27,479    150   27,629   32,146     209    32,354
     7      2,992    27,223    143   27,366  27,523    208   27,732   33,115     297    33,413
     8      3,509    27,223    187   27,410  27,569    278   27,847   34,138     407    34,545
     9      4,052    27,223    236   27,459  27,615    360   27,975   35,216     539    35,755
    10      4,622    27,223    291   27,514  27,662    453   28,115   36,353     696    37,048
    15      7,930    27,223    942   28,165  27,900  1,443   29,343   42,847   2,328    45,175
    20     12,152    27,223  1,638   28,861  28,159  2,829   30,987   51,342   5,303    56,646
    25     17,540    27,223  2,077   29,300  28,447  4,258   32,705   62,798   9,757    72,555
    30     24,416    27,223  2,296   29,519  28,746  5,667   34,412   77,563  16,183    93,746
    35     33,193    27,223  2,365   29,588  29,055  7,064   36,119   96,653  25,426   122,079
Age 65     44,394    27,223  2,332   29,555  29,375  8,447   37,822  121,372  38,613   159,985





                             0%                      6%                     12%
                    ---------------------  ----------------------  ----------------------
                         Cash Value              Cash Value              Cash Value
         Base Prem  ---------------------  ----------------------  ----------------------
         Accum at    Base   Var Pu          Base   Var Pu           Base   Var Pu
 Year    5%/Annum   Policy   Adds   Total  Policy   Adds   Total   Policy   Adds    Total
-------  ---------  ------  ------  -----  ------  ------  ------  ------  ------  --------
     1       368        5       0       5       6      0        6       6       0        6
     2       753      175       0     175     186      0      186     197       0      197
     3     1,159      345       4     349     376      4      380     408       5      413
     4     1,584      515       8     523     576     10      586     641      13      654
     5     2,031      684      13     697     785     18      803     898      24      922
     6     2,500      852      20     872   1,005     28    1,033   1,181      39    1,220
     7     2,992    1,018      28   1,046   1,234     41    1,274   1,491      58    1,549
     8     3,509    1,183      38   1,221   1,473     56    1,529   1,832      82    1,914
     9     4,052    1,346      49   1,395   1,721     75    1,797   2,205     113    2,319
    10     4,622    1,506      63   1,570   1,980     98    2,079   2,615     152    2,766
    15     7,930    2,316     244   2,561   3,486    375    3,861   5,378     608    5,986
    20    12,152    3,037     506   3,543   5,259    877    6,136   9,633   1,651   11,284
    25    17,540    3,577     758   4,335   7,211  1,561    8,772  15,992   3,593   19,585
    30    24,416    4,029     983   5,012   9,431  2,436   11,867  25,564   6,989   32,553
    35    33,193    4,378   1,173   5,551  11,871  3,519   15,391  39,671  12,725   52,396
Age 65    44,394    4,629   1,324   5,953  14,499  4,818   19,317  60,182  22,122   82,305




---------
* Corresponding to modal premiums of: Semi-Annual $179.28, Quarterly $91.90, Special Monthly $30.90
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

[LOGO OF JOHN HANCOCK APPEARS HERE]




  POLICIES ISSUED BY JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY JOHN HANCOCK
                       PLACE, BOSTON, MASSACHUSETTS 02117

H6001 5/98

                                    PART II

                          UNDERTAKING TO FILE REPORTS

   Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                       REPRESENTATION OF REASONABLENESS

   John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                     UNDERTAKING REGARDING INDEMNIFICATION

   Pursuant to Section X of JHVLICO's Bylaws and Section 67 of the Massachusetts Business Corporation Law, JHVLICO indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission of an officer or a director of JHVLICO.

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT


     This Registration Statement comprises the following Papers and Documents:

     The facing sheet.

     Cross-Reference Table

     The annual premium prospectus consisting of 70 pages.

     The undertaking to file reports.

     The signatures.

     The following exhibits:

1.A. (1) JHVLICO Board Resolution establishing the separate account, previously filed electronically on April 12, 1996.

     (2) Not Applicable

     (3) (a) Form of Distribution Agreement by and among John Hancock Distributors, Inc., John Hancock Mutual Life Insurance Company, and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

         (b) Specimen Variable Contracts Selling Agreement between John Hancock Distributors, Inc., and selling broker-dealers, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

         (c) Schedule of sales commissions included in Exhibit 1. A. (3) (a) above.

     (4) Not Applicable

     (5)     (a) Form of annual premium policy, included in Post-Effective
                  Amendment No. 15 to this File No. 2-68061 filed in October, 1988.

             (b) Form of single premium policy, incorporated in Post-Effective
                  Amendment No. 6 to this File No. 2-68061 filed in October,
                  1984.

             (c) Forms of endorsement for annual premium policies to reflect separate account restructuring included in Post-Effective Amendment No. 8 to this File No. 2-68061 filed December, 1985

             (d) Forms of endorsement for single premium policies to reflect separate account restructuring included in Post-Effective Amendment No. 8 to this File No. 2-68061 filed December, 1985

     (6)     (a) JHVLICO Certificate of Incorporation, included in the initial
                  Registration Statement under this File No. 2-68061, filed in June, 1980

             (b) JHVLICO By-laws, included in the initial Registration Statement under this File No. 2-68061, filed in June, 1980

     (7)     Not Applicable

     (8)     Not Applicable

     (9)     Not Applicable

     (10) Forms of application for Policies, included in Post-Effective Amendment No. 3 to this File No. 2-68061 filed in March, 1983 (annual premium policies) and Post-Effective Amendment No. 6 to this File No. 2-68061 filed in October, 1984 (single premium policy)

2.   Included as Exhibit 1.A (5) above

3. Opinion and consent of counsel as to securities being registered included in Post-Effective Amendment No. 14 to this File No. 2-68061 filed in June, 1988

4.   Not Applicable

5.   Not Applicable

6.(a) Opinion and consent of actuary as to annual premium policy and prospectus included in Post-Effective Amendment No. 15 to this File No. 2-6806l filed in October, l988.

  (b) Opinion and consent of actuary as to single premium policy and prospectus, included in Post-Effective Amendment No. 14 to this File No. 2-68061 filed in June, 1988.

7.  Consent of independent auditors.

8. Memorandum describing JHVLICO's issuance, transfer and redemption procedures for Policies pursuant to Rule 6e-2(b)(12)(ii) and method of computing adjustments in payments and cash values of Policies upon conversion to fixed benefit policies pursuant to Rule 6e-2(b)(13)(v)(B), included in Post-Effective Amendment No. 10 to this File No. 2-68061 filed in March, 1986

9. Power of attorney for Ronald J. Bocage, incorporated by reference from Form 10-K annual report for John Hancock Variable Life Insurance Company (File No. 33-62895) filed March 28, 1997. Powers of attorney for D'Alessandro, Shaw, Lee, Van Leer, Tomlinson, Reitano, Luddy and
    Paster. included in Post-Effective Amendment No. 22 to this file no. 2-68061 filed in April, 1995.

10. Opinion of counsel as to eligibility of this Post-Effective Amendment for filing pursuant to Rule 485(b).


                             PRIOR EXEMPTIVE ORDER


    JHVLICO, its Variable Life Account U (formerly JHVLICO's Variable Life Bond Account) and John Hancock intend to continue to rely, to the extent necessary, on the exemptive relief granted to them in SEC Release No. IC-14,365 (February 11, 1985).

----------------------------------------

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the John Hancock Variable Life Insurance Company has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 28th day of April, 1998.

                                      JOHN HANCOCK VARIABLE LIFE
                                      INSURANCE COMPANY

(SEAL)

                                By        HENRY D. SHAW
                                          ----------------------
                                          Henry D. Shaw
                                           President



Attest:       RONALD J. BOCAGE
              ---------------------------
              Ronald J. Bocage
               Vice President and Counsel

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.



Signatures              Title                                     Date
----------              -----                                     ----

PATRICK F. SMITH
----------------------
Patrick F. Smith        Controller (Principal Accounting Officer  April 28, 1998
                        and Acting Principal Financial Officer)

HENRY D. SHAW
--------------------
Henry D. Shaw           Vice Chairman of the Board
for himself and as      and President(Acting Principal
Attorney-in-Fact        Executive Officer)                        April 28, 1998


      For:  David F. D'Alessandro  Chairman of the Board
            Robert S. Paster       Director
            Thomas J. Lee          Director
            Michele G. Van Leer    Director
            Joseph A. Tomlinson    Director
            Barbara L. Luddy       Director
            Ronald J. Bocage       Director

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, John Hancock Variable Life Account U, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securitles Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 28th day of April, 1998.



                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U
                                  (Registrant)

                By John Hancock Variable Life Insurance Company
                                  (Depositor)



(SEAL)



                                By  HENRY D. SHAW
                                    -------------
                                     Henry D. Shaw
                                     President



Attest      RONALD J. BOCAGE
            ----------------------
            Ronald J. Bocage
             Vice President and
             Counsel